



                                    INDENTURE

                            dated as of July 6, 2000



                                 by and between



                   ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-2,
                                    as Issuer

                                       and



                            THE CHASE MANHATTAN BANK,
                              as Indenture Trustee







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                                            Table of Contents
                                                                                                                Page
                                                                                                                ----
ARTICLE I   DEFINITIONS...........................................................................................2
   Section 1.01.     General Definitions..........................................................................2

ARTICLE II   THE NOTES............................................................................................2
   Section 2.01.     Forms Generally..............................................................................2
   Section 2.02.     Form of Certificate of Authentication........................................................2
   Section 2.03.     General Provisions With Respect to Principal and Interest Payment............................2
   Section 2.04.     Denominations................................................................................3
   Section 2.05.     Execution, Authentication, Delivery and Dating...............................................3
   Section 2.06.     Registration, Registration of Transfer and Exchange..........................................4
   Section 2.07.     Mutilated, Destroyed, Lost or Stolen Secured Notes...........................................5
   Section 2.08.     Payments of Principal and Interest...........................................................6
   Section 2.09.     Persons Deemed Owner.........................................................................8
   Section 2.10.     Cancellation.................................................................................8
   Section 2.11.     Authentication and Delivery of Secured Notes.................................................8
   Section 2.12.     Limitations on Transfer of the Secured Notes.................................................9
   Section 2.13.     Holding of Secured Notes....................................................................11
   Section 2.14.     Reserved....................................................................................11
   Section 2.15.     Release of Collateral.......................................................................11

ARTICLE III   COVENANTS..........................................................................................12
   Section 3.01.     Payment of Secured Notes....................................................................12
   Section 3.02.     Maintenance of Office or Agency.............................................................12
   Section 3.03.     Money for Secured Note Payments to Be Held In Trust.........................................12
   Section 3.04.     Existence of Trust..........................................................................14
   Section 3.05.     Protection of Trust Estate..................................................................15
   Section 3.06.     Opinions as to the Trust Estate.............................................................16
   Section 3.07.     Performance of Obligations..................................................................16
   Section 3.08.     Investment Company Act......................................................................16
   Section 3.09.     Negative Covenants..........................................................................16
   Section 3.10.     Annual Statement as to Compliance...........................................................18
   Section 3.11.     Restricted Payments.........................................................................18
   Section 3.12.     Treatment of Secured Notes as Debt for Tax Purposes.........................................18
   Section 3.13.     Notice of Events of Default.................................................................18
   Section 3.14.     Further Instruments and Acts................................................................18
   Section 3.15.     Purpose.....................................................................................19

ARTICLE IV   SATISFACTION AND DISCHARGE..........................................................................19
   Section 4.01.     Satisfaction and Discharge of Indenture.....................................................19
   Section 4.02.     Application of Trust Money..................................................................19
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
ARTICLE V   DEFAULTS AND REMEDIES................................................................................20
   Section 5.01.     Event of Default............................................................................20
   Section 5.02.     Acceleration of Maturity; Rescission and Annulment..........................................21
   Section 5.03.     Collection of Indebtedness and Suits for Enforcement by Indenture Trustee...................22
   Section 5.04.     Remedies....................................................................................23
   Section 5.05.     Indenture Trustee May File Proofs of Claim..................................................24
   Section 5.06.     Indenture Trustee May Enforce Claims Without Possession of Secured Notes....................24
   Section 5.07.     Application of Money Collected..............................................................25
   Section 5.08.     Limitation on Suits.........................................................................26
   Section 5.09.     Unconditional Rights of Noteholders to Receive Principal and Interest.......................27
   Section 5.10.     Restoration of Rights and Remedies..........................................................27
   Section 5.11.     Rights and Remedies Cumulative..............................................................27
   Section 5.12.     Delay or Omission Not Waiver................................................................27
   Section 5.13.     Control by Noteholders......................................................................28
   Section 5.14.     Waiver of Past Defaults.....................................................................28
   Section 5.15.     Undertaking for Costs.......................................................................28
   Section 5.16.     Waiver of Stay or Extension Laws............................................................29
   Section 5.17.     Sale of Trust Estate........................................................................29
   Section 5.18.     Action on Secured Notes.....................................................................30
   Section 5.19.     Application of the Trust Indenture Act......................................................31

ARTICLE VI   THE INDENTURE TRUSTEE...............................................................................31
   Section 6.01.     Duties of Indenture Trustee.................................................................31
   Section 6.02.     Notice of Default...........................................................................32
   Section 6.03.     Rights of Indenture Trustee.................................................................33
   Section 6.04.     Not Responsible for Recitals or Issuance of Secured Notes...................................34
   Section 6.05.     May Hold Secured Notes......................................................................34
   Section 6.06.     Money Held in Trust.........................................................................34
   Section 6.07.     Eligibility, Disqualification...............................................................34
   Section 6.08.     Indenture Trustee's Capital and Surplus.....................................................34
   Section 6.09.     Resignation and Removal; Appointment of Successor...........................................34
   Section 6.10.     Acceptance of Appointment by Successor Indenture Trustee....................................36
   Section 6.11.     Merger, Conversion, Consolidation or Succession to Business of Indenture
                     Trustee.....................................................................................36
   Section 6.12.     Preferential Collection of Claims Against Trust.............................................37
   Section 6.13.     Co-Indenture Trustees and Separate Indenture Trustees.......................................37
   Section 6.14.     Authenticating Agents.......................................................................38
   Section 6.15.     Review of Custodial Loan Files..............................................................39
   Section 6.16.     Indenture Trustee Fees and Expenses.........................................................40
   Section 6.17.     Representations and Warranties of the Indenture Trustee.....................................40
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                                       ii
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ARTICLE VII   NOTEHOLDERS' LISTS AND REPORTS.....................................................................41
   Section 7.01.     Note Registrar to Furnish Indenture Trustee Names and Addresses of
                     Noteholders.................................................................................41
   Section 7.02.     Preservation of Information; Communications to Noteholders..................................41
   Section 7.03.     Reports by Indenture Trustee................................................................42
   Section 7.04.     Reports by Trust............................................................................42

ARTICLE VIII   ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES........................................42
   Section 8.01.     Account.....................................................................................42
   Section 8.02.     Payments; Statements........................................................................42
   Section 8.03.     Interest Payments.  [.......................................................................42
   Section 8.04.     Principal Payments; Payment on Maturity Date................................................43
   Section 8.05.     Releases of Deleted Mortgage Loans..........................................................43
   Section 8.06.     Reports by Indenture Trustee to Noteholders; Access to Certain Information..................44
   Section 8.07.     Release of Trust Estate.....................................................................44
   Section 8.08.     Amendment to Sale and Servicing Agreement...................................................44
   Section 8.09.     Delivery of the Custodial Loan Files Pursuant to Sale and Servicing
                     Agreement...................................................................................44
   Section 8.10.     Termination of Servicer.....................................................................44
   Section 8.11.     Opinion of Counsel..........................................................................45
   Section 8.12.     Appointment of Collateral Agents............................................................45
   Section 8.13.     Trust Estate and Accounts Held for Benefit of the Note Purchaser............................45

ARTICLE IX   SUPPLEMENTAL INDENTURES.............................................................................45
   Section 9.01.     Supplemental Indentures Without Consent of Noteholders......................................45
   Section 9.02.     Supplemental Indentures With Consent of Noteholders.........................................46
   Section 9.03.     Execution of Supplemental Indentures........................................................47
   Section 9.04.     Effect of Supplemental Indentures...........................................................48
   Section 9.05.     Conformity With Trust Indenture Act.........................................................48
   Section 9.06.     Reference in Secured Notes to Supplemental Indentures.......................................48
   Section 9.07.     Amendments to Governing Documents...........................................................48

ARTICLE X   REDEMPTION OF NOTES..................................................................................48
   Section 10.01.    Redemption..................................................................................48
   Section 10.02.    Form of Redemption Notice...................................................................49
   Section 10.03.    Secured Notes Payable on Redemption.........................................................50

ARTICLE XI   MISCELLANEOUS.......................................................................................50
   Section 11.01.    Compliance Certificates and Opinions........................................................50
   Section 11.02.    Form of Documents Delivered to Indenture Trustee............................................50
   Section 11.03.    Acts of Noteholders.........................................................................51
   Section 11.04.    Notices, etc., to Indenture Trustee, the Note Purchaser and Trust...........................52

                                      iii
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
   Section 11.05.    Notices and Reports to Noteholders; Waiver of Notices.......................................53
   Section 11.06.    Rules by Indenture Trustee..................................................................53
   Section 11.07.    Conflict With Trust Indenture Act...........................................................53
   Section 11.08.    Effect of Headings and Table of Contents....................................................54
   Section 11.09.    Successors and Assigns......................................................................54
   Section 11.10.    Separability................................................................................54
   Section 11.11.    Benefits of Indenture.......................................................................54
   Section 11.12.    Legal Holidays..............................................................................54
   Section 11.13.    Governing Law...............................................................................54
   Section 11.14.    Counterparts................................................................................54
   Section 11.15.    Recording of Indenture......................................................................54
   Section 11.16.    Trust Obligation............................................................................54
   Section 11.17.    No Petition.................................................................................55
   Section 11.18.    Inspection..................................................................................55
   Section 11.19.    Usury.......................................................................................55
   Section 11.20.    Third Party Beneficiary.....................................................................56


                                  APPENDICES, SCHEDULES AND EXHIBITS

Appendix I        Defined Terms

Exhibit A         Form of Secured Note
Exhibit B
Exhibit C         Form of Rule 144A Transfer Certificate
Exhibit D         Form of Purchaser's Letter for Institutional Accredited Investor
Exhibit E         Form of Transferee Certification-- Investment Company Act of 1940

         This INDENTURE, dated as of July 6, 2000 (as amended or supplemented from time to time as permitted hereby, this "Indenture"), is between ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-2, a Delaware statutory business trust (together with its permitted successors and assigns, the "Trust" or the "Issuer"), and The Chase Manhattan Bank, a New York banking corporation, as indenture trustee (together with its permitted successors in the trust hereunder, the "Indenture Trustee").

                              Preliminary Statement

         The Trust has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Secured Notes, Series 2000-2 (the "Secured Notes"), as provided in this Indenture. All covenants and agreements made by the Trust herein are for the benefit and security of the Holders of the Secured Notes. The Trust is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         All things necessary to make this Indenture a valid agreement of the Trust in accordance with its terms have been done.

                                 Granting Clause

         The Trust hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Secured Notes, all of the Trust's right, title and interest (whether now owned or existing or at any time hereafter acquired or arising) in and to (a) the Mortgage Loans in the Mortgage Loan Schedule attached as Schedule I to the Assignments (including property that secures a Mortgage Loan that becomes an REO Property), including the related Mortgage Loan File (and including any surety agreements, in case of the business purpose loans), including all payments of principal received, collected or otherwise recovered after the Cut-Off Date for each Mortgage Loan, all payments of interest due on each Mortgage Loan after the Cut-Off Date therefor whenever received and all other proceeds received in respect of such Mortgage Loans, including any prepayment penalties and any Qualified Substitute Mortgage Loan, (b) the Sale and Servicing Agreement, (c) Insurance Proceeds, (d) any Assignments, (e) the servicing rights relating to such Mortgage Loans, and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards. Such Grants are made, however, in trust, to secure the Secured Notes equally and ratably without prejudice, priority or distinction between any Secured Note and any other Secured Note by reason of difference in time of issuance or otherwise to secure (x) the payment of all amounts due on the Secured Notes in accordance with their terms, (y) the payment of all other sums payable under this Indenture and (z) compliance with the provisions of this Indenture, all as provided in this Indenture. All terms used in the foregoing granting clauses that are defined in Appendix I are used with the meanings given in said Appendix I.

         The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the end that the interests of the Holders of the Secured Notes may be adequately and effectively protected. In addition, the Indenture Trustee agrees that it will acknowledge the Grant on each Transfer Date of the related Mortgage Loans pursuant to the terms of the related Assignment, provided that the conditions precedent to the pledge of such Mortgage Loans contained in the Sale and Servicing Agreement are satisfied on or prior to such Transfer Date.

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. General Definitions. Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth in Appendix I for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine genders of such terms. Whenever reference is made herein to an Event of Default, an Amortization Event or a Default known to the Indenture Trustee or of which the Indenture Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default, an Amortization Event or a Default of which the Indenture Trustee is deemed to have notice or knowledge pursuant to
Section 6.01(d). All other terms used herein that are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

                                   ARTICLE II

                                    THE NOTES

         Section 2.01. Forms Generally. The Secured Notes shall be substantially in the form set forth at Exhibit A attached hereto and shall be issued solely in the form of fully registered Definitive Notes and not in book-entry form. Each Secured Note shall bear a sequential number. (For example, the first Secured Note would be labeled 1, the second 2, and so forth). Any portion of the text of any Secured Note may be set forth on the reverse thereof with an appropriate reference on the face of the Secured Note.

                  The Secured Notes may be produced in any manner determined by the Trust, as evidenced by its execution thereof.

         Section 2.02. Form of Certificate of Authentication. The form of the Authenticating Agent's certificate of authentication is as set forth on the signature page of the form of the Secured Note attached hereto at Exhibit A.

         Section 2.03. General Provisions With Respect to Principal and Interest Payment. The Secured Notes shall be designated generally as the "ABFS Mortgage Loan Warehouse Trust 2000-2, Secured Notes, Series 2000-2".

                  The Secured Notes shall be issued in the form specified in
Section 2.01 hereof. The aggregate Note Principal Balance of Secured Notes that may be authenticated and delivered under the Indenture is limited to $200,000,000 of Secured Notes. With the exception of the Note Principal Balance, the calculation of the Advance Amount reflected thereon and the Maturity Date, each Secured Note shall have substantially the same terms as each other Secured Note, including the interest rate, the Payment Date and the Redemption Date.

                  Subject to the provisions of Sections 3.01, 5.07, 5.09 and
8.02 of this Indenture, the principal of the Secured Notes shall be payable in installments ending no later than the related Final Stated Maturity Date, unless the unpaid principal of such Secured Notes become due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise.

                  All payments made with respect to any Secured Note shall be applied first to the interest then due and payable on such Secured Note and then to the principal thereof. All computations of interest accrued on any Secured Note shall be made on the basis of a year of 360 days and the actual number of days elapsed in the related Accrual Period.

                  Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Secured Notes, if the Secured Notes have become or been declared due and payable following an Event of Default or an Amortization Event and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on the Secured Notes shall be made in accordance with Section 5.07 hereof.

                  The Servicer will deliver to each of the Note Holder and the Indenture Trustee, at the time of issuance of each Secured Note and in connection with (i) the execution of the related Assignment by the Depositor, Issuer and Indenture Trustee to effect the delivery by the Depositor to the Issuer (and the Grant by the Issuer to the Indenture Trustee) of Mortgage Loans pursuant to Section 2.12(b) and (ii) the issuance by the Issuer of a Trust Order to authenticate additional Secured Notes pursuant to Section 2.11 hereof, the Mortgage Loan Schedule that relate to such Secured Note. Each Secured Note shall be secured by all of the Collateral, equally and ratably with each other Secured
Note issued hereunder.

         Section 2.04. Denominations. The Secured Notes shall be issuable only as registered Definitive Notes in the denominations equal to the Authorized Denominations.

         Section 2.05. Execution, Authentication, Delivery and Dating. The Secured Notes shall be executed on behalf of the Trust by an Authorized Officer of the Owner Trustee, acting at the direction of the Certificateholders. The signature of such Authorized Officer of the Owner Trustee on the Secured Notes may be manual or by facsimile.

                  Secured Notes bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer of the Owner Trustee shall bind the Trust, notwithstanding that such individual has ceased to be an Authorized Officer of the Owner Trustee prior to the authentication and delivery of such Secured Notes or was not an Authorized Officer of the Owner Trustee at the date of such Secured Notes.

                  At any time and from time to time after the execution and delivery of this Indenture, the Trust may deliver Secured Notes executed on behalf of the Trust to the Authenticating Agent for authentication, and the Authenticating Agent shall authenticate and deliver such Secured Notes as provided in this Indenture and not otherwise.

                  Each Secured Note authenticated on the Closing Date shall be dated the Closing Date. All other Secured Notes that are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

                  No Secured Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Secured Note a certificate of authentication substantially in the form provided for in Section 2.02 hereof, executed by the Authenticating Agent by the manual signature of one of its Authorized Officers or employees, and such certificate of authentication upon any Secured Note shall be conclusive evidence, and the only evidence, that such Secured Note has been duly authenticated and delivered hereunder.

         Section 2.06. Registration, Registration of Transfer and Exchange. The Trust shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Secured Notes and the registration of transfers of Secured Notes. The Indenture Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Secured Notes and transfers of Secured Notes as herein provided. The Indenture Trustee shall remain the Note Registrar throughout the term hereof. Upon any resignation of the Indenture Trustee, the Servicer, on behalf of the Trust, shall promptly appoint a successor, with the approval of the Note Purchaser, or, in the absence of such appointment, the Servicer, on behalf of the Trust, shall assume the duties of Note Registrar.

                  Upon surrender for registration of transfer of any Secured Note at the office or agency of the Trust to be maintained as provided in
Section 3.02 hereof, the Owner Trustee on behalf of the Trust, acting at the direction of the Certificateholders, shall execute, and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Secured Notes of any authorized denominations and of a like aggregate Note Principal Balance.

                  At the option of the Holder, Secured Notes may be exchanged for other Secured Notes of any authorized denominations, and of a like aggregate Note Principal Balance, upon surrender of the Secured Notes to be exchanged at such office or agency. Whenever any Secured Notes are so surrendered for exchange, the Owner Trustee shall execute, and the Authenticating Agent shall authenticate and deliver, the Secured Notes that the Noteholder making the exchange is entitled to receive.

                  All Secured Notes issued upon any registration of transfer or exchange of Secured Notes shall be the valid obligations of the Trust, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Secured Notes surrendered upon such registration of transfer or exchange.

                  Every Secured Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in the form of the Assignment included at Exhibit A attached hereto, duly executed by the Holder thereof or its attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Secured Notes, but the Note Registrar, on behalf of the Trust, may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Secured Notes, other than exchanges pursuant to Section
2.07 hereof not involving any transfer or any exchange made by the Note
Purchaser.

                  Solely for the purposes of giving any consent, waiver, request or demand pursuant hereto, any Secured Note registered in the name of the Servicer or any Subservicer, or any Affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Secured Notes necessary to effect any such consent, waiver, request or demand has been obtained. For purposes of any consent, waiver, request or demand of Noteholders pursuant hereto, upon the Indenture Trustee's request, the Servicer shall provide to the Indenture Trustee a notice identifying any of its Affiliates of the Affiliates of any Subservicer that is a Noteholder as of the date(s) specified by the Indenture Trustee in such request.

         Section 2.07. Mutilated, Destroyed, Lost or Stolen Secured Notes. If
(1) any mutilated Secured Note is surrendered to the Note Registrar or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Secured Note, and (2) there is delivered to the Note Registrar such security or indemnity as may be required by the Note Registrar to save each of the Trust, the Owner Trustee, the Note Purchaser and the Note Registrar harmless, then, in the absence of notice to the Note Registrar that such Secured Note has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust, acting at the direction of the Certificateholders, shall execute and upon its delivery of a Trust Request the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Secured Note, a new Secured Note or Secured Notes of the same tenor and aggregate initial principal amount bearing a number not contemporaneously outstanding. If, after the delivery of such new Secured Note, a bona fide purchaser of the original Secured Note in lieu of which such new Secured Note was issued presents for payment such original Secured Note, the Note Registrar, shall be entitled to recover such new Secured Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Trust, the Owner Trustee, the Note Purchaser or the Note Registrar in connection therewith. If any such mutilated, destroyed, lost or stolen Secured Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Secured Note, the Trust may pay such Secured Note without surrender thereof, except that any mutilated Secured Note shall be surrendered.

                  Upon the issuance of any new Secured Note under this Section 2.07, the Note Registrar, may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trust, the Indenture Trustee or the Note Registrar) connected therewith.

                  Every new Secured Note issued pursuant to this Section 2.07 in lieu of any destroyed, lost or stolen Secured Note shall constitute an original contractual obligation of the Trust, whether or not the destroyed, lost or stolen Secured Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Secured Notes duly issued hereunder.

                  The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Secured Notes.

         Section 2.08. Payments of Principal and Interest. (a) Any installment of interest or principal payable on any Secured Notes that is punctually paid or duly provided for by the Trust on the applicable Payment Date shall be paid to the Person in whose name such Secured Note (or one or more Predecessor Secured Notes) is registered at the close of business on the Record Date for such Secured Note and such Payment Date by either (i) check mailed to such Person's address as it appears in the Note Register on such Record Date, or (ii) by wire transfer of immediately available funds to the account of a Noteholder, if such Noteholder (A) is the registered holder of Definitive Notes having an initial principal amount of at least $1,000,000 and (B) has provided the Indenture Trustee with wiring instructions in writing by five (5) Business Days prior to the related Record Date or has provided the Indenture Trustee with such instructions for any previous Payment Date, except for the final installment of principal payable with respect to such Secured Note, which shall be payable as provided in subsection (b) of this Section 2.08. No fee may be charged by the Indenture Trustee to a Holder for any payment made by wire transfer. Any installment of interest or principal not punctually paid or duly provided for shall be payable as soon as funds are available to the Indenture Trustee for payment thereof, or if Section 5.07 applies, pursuant to Section 5.07. Notwithstanding the forgoing, as long as UBS Principal Finance LLC is the holder of 100% of the aggregate outstanding principal balance of the Secured Notes, all installments of principal and interest shall be paid by wire transfer in immediately available funds to Chase NYC, ABA#: 021000021, A/C #: 066614651, Account Name: UBS PFLLC, Attn: Frank Constantino (203-719-1817), Ref: American Business Financial Services.

                  (a) All reductions in the Note Principal Balance of a Secured Note (or one or more Predecessor Secured Notes) effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Secured Note and of any Secured Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Secured Note. The final installment of principal of each Secured Note shall be payable only upon presentation and surrender thereof on or after the Payment Date therefor at the Corporate Trust Office of the Indenture Trustee located within the United States of America pursuant to Section 3.02. Notwithstanding the forgoing, as long as UBS Principal Finance LLC is the holder of 100% of the aggregate outstanding principal balance of the Secured Notes, all installments of principal and interest shall be paid by wire transfer in immediately available funds to Chase NYC, ABA#: 021000021, A/C #: 066614651, Account Name: UBS PFLLC, Attn: Frank Constantino (203-719-1817), Ref: American Business Financial Services.

                  Whenever the Indenture Trustee expects that the entire unpaid Note Principal Balance of any Secured Note will become due and payable on the next Payment Date, other than pursuant to a Redemption pursuant to Article X, it shall, no later than two (2) Business Days prior to such Payment Date, telecopy or hand deliver to each Person in whose name a Secured Note to be so retired is registered at the close of business on such otherwise applicable Record Date a notice to the effect that:

                  (i) the Indenture Trustee expects that funds sufficient to pay such final installment will be available in the Collection Account on such Payment Date; and

                  (ii) if such funds are available, (A) such final installment will be payable on such Payment Date, but only upon presentation and surrender of such Secured Note at the office or agency of the Note Registrar maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice) and (B) no interest shall accrue on such Secured Note after such Payment Date. Notwithstanding the forgoing, as long as UBS Principal Finance, LLC is the holder of 100% of the aggregate outstanding principal balance of the Secured Notes, all installments of principal and interest shall be paid by wire transfer in immediately available funds to Chase NYC, ABA#: 021000021, A/C #: 066614651, Account Name: UBS PFLLC, Attn: Frank Constantino), Ref: American Business Financial Services.

                  Notices in connection with redemptions of Secured Notes shall be mailed to Noteholders in accordance with Section 10.02 hereof.

                  (c) Subject to the foregoing provisions of this Section 2.08, each Secured Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Secured Note shall carry the rights to unpaid principal and interest that were carried by such other Secured Note. Any checks mailed pursuant to subsection (a) of this Section 2.08 and returned undelivered shall be held in accordance with Section 3.03 hereof.

                  (d) Each (i) Monthly Report delivered to the Indenture Trustee pursuant to the Sale and Servicing Agreement, (ii) Remittance Report, and (iii) report regarding the Mortgage Loans delivered to the Indenture Trustee by the Servicer pursuant to Section 7.16(b) of the Sale and Servicing Agreement, shall be delivered by the Indenture Trustee to the Note Purchaser, the Servicer, the Owner Trustee, the Depositor and each Noteholder as the statements required pursuant to Section 8.06 hereof. Neither the Indenture Trustee nor the Collateral Agent shall have any responsibility to recalculate, verify or recompute information contained in any such tape, electronic data file or disk or any such Monthly Report or Remittance Report except to the extent necessary to satisfy all obligations under this Section 2.08(d).

                  Within ninety (90) days after the end of each calendar year, the Indenture Trustee will be required to furnish to each Person who at any time during the calendar year was a Noteholder, if requested in writing by such person, a statement containing the information set forth in subclauses (a), (b) and (c) in the definition of "Monthly Report," aggregated for such calendar year or the applicable portion thereof during which such person was a Noteholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

                  From time to time (but no more than once per calendar month), upon the written request of the Depositor and the Servicer or the Note Purchaser, the Indenture Trustee shall report to the Depositor, the Servicer and the Note Purchaser the amount then held in each Account (including investment earnings accrued thereon) held by the Indenture Trustee and the identity of the investments included therein. From time to time, at the request of the Note Purchaser, the Indenture Trustee shall report to the Note Purchaser with respect to the actual knowledge of a Responsible Officer, without independent investigation, of any breach of any of the representations or warranties relating to individual Mortgage Loans set forth in Section 4.01 of the Sale and Servicing Agreement. The Indenture Trustee shall also provide the Note Purchaser such other information within its control as may be reasonably requested by it.

         Section 2.09. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Secured Note, any agent on behalf of the Trust including but not limited to the Indenture Trustee may treat the Person in whose name any Secured Note is registered as the owner of such Secured Note (a) on the applicable Record Date for the purpose of receiving payments of the principal of and interest on such Secured Note and (b) on any other date for all other purposes whatsoever, and none of the Trust, the Indenture Trustee or any other agent of the Trust shall be affected by notice to the contrary.

         Section 2.10. Cancellation. All Secured Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly canceled by it. The Owner Trustee, on behalf of the Trust, shall deliver to the Note Registrar for cancellation any Secured Note previously authenticated and delivered hereunder which the Owner Trustee, on behalf of the Trust may have acquired in any manner whatsoever, and all Secured Notes so delivered shall be promptly canceled by the Note Registrar. No Secured Notes shall be authenticated in lieu of or in exchange for any Secured Notes cancelled as provided in this Section 2.10, except as expressly permitted by this Indenture. All cancelled Secured Notes held by the Note Registrar shall be held by the Note Registrar in accordance with its standard retention policy, unless the Owner Trustee, on behalf of the Trust shall direct by a Trust Order that they be destroyed or returned to it.

         Section 2.11. Authentication and Delivery of Secured Notes. The Secured Notes shall be executed by an Authorized Officer of the Owner Trustee, on behalf of the Trust, and delivered to the Authenticating Agent for authentication, and thereupon the same shall be authenticated and delivered by the Authenticating Agent, upon a Trust Request and upon receipt by the Authenticating Agent of all of the following:

                  (a) A Trust Order authorizing the execution, authentication and delivery of the Secured Notes and specifying the Note Principal Balance and the Percentage Interest of such Secured Notes to be authenticated and delivered.

                  (b) With respect to the initial issuance of the Secured Notes on the Closing Date, a Trust Order authorizing the execution and delivery of this Indenture and the Sale and Servicing Agreement.

                  (c) One or more Opinions of Counsel (which opinion shall not be at the expense of the Indenture Trustee or the Trust) addressed to the Authenticating Agent and the Note Purchaser or upon which the Authenticating Agent and the Note Purchaser are expressly permitted to rely, complying with the requirements of Section 11.01, reasonably satisfactory in form and substance to the Authenticating Agent and the Note Purchaser.

                  In rendering the opinions set forth above, such counsel may rely upon Officer's Certificates of the Trust, the Owner Trustee, the Originators, the Depositor, the Servicer and the Indenture Trustee, without independent confirmation or verification with respect to factual matters relevant to such opinions. In rendering the opinions set forth above, such counsel need express no opinion as to (A) the existence of, or the priority of the security interest created by the Indenture against, any liens or other interests that arise by operation of law and that do not require any filing or similar action in order to take priority over a perfected security interest or
(B) the priority of the security interest created by this Indenture with respect to any claim or lien in favor of the United States or any agency or instrumentality thereof (including federal tax liens and liens arising under Title IV of ERISA).

                  (d) An Officer's Certificate of the Trust complying with the requirements of Section 11.01 and stating that:

                  (i) the Trust is not in Default under this Indenture and the issuance of the Secured Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Trust's Certificate of Trust or any indenture, mortgage, deed of trust or other agreement or instrument to which the Trust is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Trust is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Secured Notes have been complied with;

                  (ii) the Trust is the owner of each Mortgage Loan, free and clear of any lien, security interest or charge, has not assigned any interest or participation in any such Mortgage Loan (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Mortgage Loan to the Indenture Trustee;

                  (iii) the information set forth in the Mortgage Loan Schedule attached as Schedule I to the Assignments is correct;

                  (iv) the Trust has Granted to the Indenture Trustee all of its right, title and interest in each Mortgage Loan; and

                  (v) as of the Closing Date (or any Transfer Date), no lien in favor of the United States described in Section 6321 of the Code, or lien in favor of the Pension Benefit Guaranty Corporation described in
         Section 4068(a) of the ERISA, has been filed as described in subsections 6323(f) and 6323(g) of the Code upon any property belonging to the Trust.

                  (e) An executed counterpart of the Sale and Servicing
Agreement.

         Section 2.12. Limitations on Transfer of the Secured Notes. (a) Any transfer of a Secured Note shall be made in accordance with the Securities Act and the Investment Company Act. Each prospective purchaser (other than the Note Purchaser) and any subsequent transferee of a Secured Note other than the Depositor or an affiliate of the Depositor (each, a "Prospective Owner") shall represent and warrant in writing, to the Indenture Trustee and the Note Registrar and any of their respective successors that:

                  (i) Such Person is duly authorized to purchase the Secured Notes and its purchase of investments having the characteristics of the Secured Notes is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor.

                  (ii) Such Person understands that each holder of a Secured Note, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of the Indenture.

                  (b) Each Prospective Owner of a Secured Note (other than an Note Purchaser) shall represent and warrant in writing, to the Indenture Trustee and the Note Registrar and any of their respective successors that:

                  (i) Such Person is a Qualified Purchaser and either (A) a QIB and is aware that the seller of such Secured Note may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Secured Note for its own account or for the account of one or more qualified institutional buyers, for whom it is authorized to act, or (B) an institutional investor that is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

                  (ii) It understands that such Secured Notes have not been registered under the Securities Act, and the Trust has not been registered under the Investment Company Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Secured Notes, such Secured Notes may be offered, resold, pledged or otherwise transferred only (A) pursuant to a Registration Statement which has been declared effective under the Securities Act, (B) to a Qualified Purchaser, and (C) for so long as such Secured Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person whom the seller reasonably believes is a QIB, which is purchasing such Secured Notes for its own account or for the account of a qualified institutional buyer, to whom notice is given that the transfer is being made in reliance on Rule 144A, or (D) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act, which is acquiring such Secured Notes for its own account or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, in each case in compliance with the requirements of the Indenture.

                  In the event that a transfer of a Secured Note is to be made in reliance upon an exemption from the Securities Act, Investment Company Act or state securities laws, in order to assure compliance with the Securities Act, the Investment Company Act and such laws, the prospective transferor and transferee shall certify to the Indenture Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit C or Exhibit D and Exhibit E.

                  The Servicer on behalf of the Depositor shall provide to any Holder of a Secured Note and any prospective transferee designated by any such Holder, information regarding the Secured Notes and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) and Section 3(c)(7) of the Investment Company Act for transfer of any such Secured Note without registration under the Securities Act or the Investment Company Act pursuant to the registration exemption provided thereunder. Each Holder of a Secured Note desiring to effect such a transfer shall, and does hereby agree to, indemnify the Issuer, the Owner Trustee, the Indenture Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws.

                  Each Secured Note shall contain a legend substantially similar to the applicable legend provided in Exhibit A stating that transfer of such Secured Notes is subject to certain restrictions and referring prospective purchasers of the Secured Notes to this Section 2.12 with respect to such restrictions.

         Section 2.13. Holding of Secured Notes. With respect to each Secured Note executed as provided in Section 2.05, the Indenture Trustee shall cause the Authorized Representative who executed such Secured Note to deliver such Secured Note to the Note Purchaser or such other Person as the Note Purchaser shall designate in writing from time to time. The Note Purchaser hereby initially directs that, until further notice, each Secured Note be delivered to its custodian, as follows:

                  Chase Manhattan Bank
                  4 New York Plaza
                  Ground Floor Receive Window
                  Account UBS Principal Finance (G 70991)
                  Attention:  Verna Covington
                  (Telephone:  212-623-2884)

         Section 2.14.     Reserved.

         Section 2.15. Release of Collateral. The Issuer or the Servicer, on behalf of the Issuer, shall be entitled to obtain a release from the lien of this Indenture for any Collateral at any time, (i) after liquidation of the Collateral in accordance with Section 7.06 of the Sale and Servicing Agreement and the deposit of all Liquidation Proceeds and Insurance Proceeds in the Collection Account or (ii) upon the payment in full of the Mortgage Loans or the sale or other disposition of the Collateral. Any such release shall be subject to the condition that the Issuer shall have delivered to the Indenture Trustee a Trust Request (A) identifying the Collateral to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, and (D) certifying that the amount deposited in the Collection Account equals the entire amount of Insurance Proceeds and Liquidation Proceeds received with respect to such Collateral.

                                   ARTICLE III

                                    COVENANTS

         Section 3.01. Payment of Secured Notes. The Servicer, on behalf of the Trust will pay or cause to be duly and punctually paid the principal of, and interest on, the Secured Notes in accordance with the terms of the Secured Notes and this Indenture. The Secured Notes shall be non-recourse obligations of the Trust and shall be limited in right of payment to amounts available from the Trust Estate as provided in this Indenture and the Trust shall not otherwise be liable for payments on the Secured Notes. No person shall be personally liable for any amounts payable under the Secured Notes. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this Section 3.01, the provisions of this Section 3.01 shall control.

         Section 3.02. Maintenance of Office or Agency. The Indenture Trustee will always maintain its corporate trust office at a location in the United States of America where Secured Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Trust in respect of the Secured Notes and this Indenture may be served. Such location shall be the Corporate Trust Office of the Indenture Trustee.

         Section 3.03. Money for Secured Note Payments to Be Held In Trust. All payments of amounts due and payable with respect to any Secured Notes that are to be made from amounts withdrawn from the Collection Account pursuant to Sections 5.07 or 8.02 hereof shall be made on behalf of the Trust by the Indenture Trustee, and no amounts so withdrawn from the Collection Account for payments on the Secured Notes shall be paid over to the Trust under any circumstances except as provided in this Section 3.03 or in Sections 5.07 or
8.02 hereof.

                  If the Trust shall have a Note Registrar that is not also the Indenture Trustee, such Note Registrar shall furnish, no later than the fifth
(5th) calendar day after each Record Date, a list, in such form as such Indenture Trustee may reasonably require, of the names and addresses of the Holders of Secured Notes and of the number of individual Secured Notes held by each such Holder.

                  Whenever the Trust shall have a Paying Agent other than the Indenture Trustee, the Servicer, on behalf of the Trust, will, on or before the Business Day next preceding each Payment Date, direct the Indenture Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Collection Account), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Secured Notes with respect to which such deposit was made shall, upon Trust Order, be paid over by such Paying Agent to the Indenture Trustee for application in accordance with Article VIII hereof.

                  Subject to the prior written consent of the Note Purchaser, any Paying Agent other than the Indenture Trustee may be appointed by Trust Order and at the expense of the Trust. The Trust shall not appoint any Paying Agent (other than the Indenture Trustee) that is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted Investments pursuant to clause (b) of the definition of the term "Permitted Investments". The Servicer, on behalf of the Trust, will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Owner Trustee, on behalf of the Trust, an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (a) allocate all sums received for payment to the Holders of Secured Notes on each Payment Date among such Holders in the proportion specified in the Remittance Report, in each case to the extent permitted by applicable law;

                  (b) hold all sums held by it for the payment of amounts due with respect to the Secured Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (c) if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Secured Notes if at any time the Paying Agent ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

                  (d) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any Default by the Trust (or any other obligor upon the Secured Notes) in the making of any payment required to be made with respect to any Secured Notes for which it is acting as Paying Agent;

                  (e) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

                  (f) comply with all requirements of the Code, and all regulations thereunder, with respect to withholding from any payments made by it on any Secured Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any of the Secured Notes, the Servicer, on behalf of the Trust, has provided the calculations pertaining thereto to the Indenture Trustee and the Paying Agent.

                  (g) On the Determination Date, the Paying Agent shall prepare and provide to the Indenture Trustee, the Servicer, the Owner Trustee and the Note Purchaser a Remittance Report containing the following information:

                  (i) the amount of the payment with respect to the Secured Notes and the Trust Certificates;

                  (ii) the amount of such payments allocable to principal, separately identifying the aggregate amount of any Prepayments or other unscheduled recoveries of principal included therein;

                  (iii) the amount of such payments allocable to interest and the calculation thereof; and

                  (iv) the Note Principal Balance of each Secured Note as of such Payment Date after giving effect to any payment of principal on such Payment Date.

                           Such information shall, with respect to the Secured Notes, be presented on the basis of each Secured Note's actual denomination. In addition, by January 31 of each calendar year following any year during which the Secured Notes are outstanding, the Paying Agent shall furnish a report to each Holder of record, if so requested, in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (i), (ii), (iii) and (iv) with respect to the Secured Notes for such calendar year.

                  The Trust may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Trust Order direct any Paying Agent, if other than the Indenture Trustee, to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Secured Note and remaining unclaimed for two and one-half years after such amount has become due and payable to the Holder of such Secured Note (or if earlier, three months before the date on which such amount would escheat to a governmental entity under applicable law) shall be discharged from such trust and paid to the Trust; and the Holder of such Secured Note shall thereafter, as an unsecured general creditor, look only to the Trust for payment thereof (but only to the extent of the amounts so paid to the Trust), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Indenture Trustee may adopt and employ, at the expense of the Trust, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Secured Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or any Paying Agent, at the last address of record for each such Holder).

         Section 3.04. Existence of Trust. (a) Subject to clauses (b) and (c) of this Section 3.04, the Trust will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware or under the laws of any other state of the United States of America, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Secured Notes and the other Basic Documents.

                  (a) Subject to Section 3.09(g) hereof, and with the prior written consent of the Note Purchaser, any entity into which the Trust may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Trust shall be a party, shall be the successor issuer under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything in any agreement relating to such merger or consolidation, by which any such Trust may seek to retain certain powers, rights and privileges therefore obtaining for any period of time following such merger or consolidation to the contrary notwithstanding (other than Section 3.09(g)).

                  (c) Upon any consolidation or merger of or other succession to the Trust in accordance with this Section 3.04, the Person formed by or surviving such consolidation or merger (if other than the Trust) may exercise every right and power of, and shall have all of the obligations of, the Trust under this Indenture with the same effect as if such Person had been named as the issuer herein.

         Section 3.05. Protection of Trust Estate. (a) On or before the initial Transfer Date, the Trust shall cause to be filed UCC-1 Financing Statements naming the Indenture Trustee as "secured party" and the Trust as "debtor" and describing the Mortgage Loans being pledged by the Trust to the Indenture Trustee with the office of the Secretary of State in which the Trust is located and such other jurisdictions as shall be necessary to perfect a security interest in the Trust Estate.

                  (a) The Trust will, from time to time, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Estate as made by this Indenture;

                  (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Mortgage Loans or the Sale and Servicing Agreement; or

                  (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Noteholders and the Note Purchaser in the Mortgage Loans and the other property held as part of the Trust Estate against the claims of all Persons and parties.

                  (c) The Indenture Trustee shall not, and shall not permit the Collateral Agent to, remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the Closing Date or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         Section 3.06. Opinions as to the Trust Estate. On or before April 30th in each calendar year, beginning in 2001, the Servicer, on behalf of the Trust, shall furnish to the Indenture Trustee and the Note Purchaser an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee and the Note Purchaser either stating that, in the opinion of such counsel, such action has been taken as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe all such action, if any, that will, in the opinion of such counsel, be required to be taken to maintain the lien and security interest of this Indenture with respect to the Trust Estate until May 1st in the following calendar year.

         Section 3.07. Performance of Obligations. (a) The Trust shall punctually perform and observe all of its obligations under this Indenture and the other Basic Documents.

                  (a) The Trust shall not take any action and will use its Best Efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the Servicer's Loan Files or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents or instruments contained in the Servicer's Loan Files, except as expressly permitted in this Indenture, the other Basic Documents or such document included in the Servicer's Loan File or other instrument or unless such action will not adversely affect the interests of the Noteholders and the Note Purchaser.

                  (c) If the Servicer or the Owner Trustee, on behalf of the Trust, shall have knowledge of the occurrence of a default under the Sale and Servicing Agreement, the Servicer or the Owner Trustee, as applicable, shall promptly notify the Indenture Trustee and the Note Purchaser thereof, and, in the case of the Servicer, shall specify in such notice the action, if any, the Servicer is taking with respect to such default.

                  (d) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Indenture Trustee shall promptly notify the Note Purchaser. As soon as any successor Servicer is appointed, the Indenture Trustee shall notify the Note Purchaser, specifying in such notice the name and address of such successor Servicer.

         Section 3.08. Investment Company Act. The Trust shall at all times conduct its operations so as not to be subject to, or shall comply with, the requirements of the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

         Section 3.09. Negative Covenants.  The Trust shall not:

                  (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate, except as expressly permitted by this Indenture and the other Basic Documents;

                  (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Secured Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

                  (c) engage in any business or activity other than as permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of the Secured Notes pursuant to this Indenture, or amend the Trust Agreement, as in effect on the Closing Date, other than in accordance with
Section 11.01 of the Trust Agreement;

                  (d) incur, issue, assume or otherwise become liable for an indebtedness other than the Secured Notes;

                  (e) incur, assume, guaranty or agree to indemnify any Person with respect to any indebtedness of any Person, except for such indebtedness as may be incurred by the Trust in connection with the issuance of the Secured Notes pursuant to this Indenture;

                  (f) subject to Article IX of the Trust Agreement, dissolve or liquidate in whole or in part (until the Secured Notes are paid in full);

                  (g) (i) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be impaired, amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof, or (iii) permit the lien of this Indenture not to constitute a valid perfected first priority security interest in the Trust Estate;

                  (h) take any other action that should reasonably be expected to, or fail to take any action if such failure should reasonably be expected to, cause the Trust to be taxable as (x) an association pursuant to Section 7701 of the Code or (y) a taxable mortgage pool pursuant to Section 7701(i) of the Code;

                  (i) merge with or into or consolidate with any other Person, regardless of whether the Trust is the surviving entity in such merger or consolidation, or transfer all or substantially all of its assets to any other Person to accomplish a similar purpose or wind up, liquidate or dissolve or agree to do any of the foregoing;

                  (j) change its name, chief executive office or location where its books and records are kept with respect to the Mortgage Loans without filing UCC-1 financing statements, amendments and continuation statements required to be filed to create in favor of the Note Purchaser a perfected security interest in the Pledged Mortgage Loans and delivering to the Indenture Trustee, the Servicer and the Note Purchaser an Opinion of Counsel to such effect;

                  (k) without obtaining the prior written consent of the Note Purchaser in each case, either (i) amend, supplement or otherwise modify (or agree to amend, supplement or otherwise modify) the Trust's organizational documents (unless such amendment, supplement or other modification cannot reasonably be expected to have a material adverse effect on the interests of the Noteholders or (ii) amend, supplement or otherwise modify (or agree to amend, supplement or otherwise modify, or, to the extent its consent is required therefor, consent to any amendment or supplement to or modification of ) any Basic Document; or

                  (l) make any distributions to any security holder other than as provided in the Basic Documents.

         Section 3.10. Annual Statement as to Compliance. (a) On or before April 30, 2001, and each April 30 thereafter, the Servicer, on behalf of the Trust, shall deliver to the Indenture Trustee, the Note Purchaser and the Depositor a written statement, signed by an Authorized Officer of the Servicer, on behalf of the Trust, stating that:

                  (a) a review of the fulfillment by the Trust during such year of its obligations under this Indenture has been made under such Authorized Officer's supervision; and

                  (c) to the best of such Authorized Officer's knowledge, based on such review, the Trust has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such covenant or condition, specifying each such Default known to such Authorized Officer and the nature and status thereof.

         Section 3.11. Restricted Payments. The Trust shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Trust or otherwise with respect to any ownership or equity interest or security in or of the Trust or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Trust may make, or cause to be made, distributions to the Servicer, the Indenture Trustee, the Owner Trustee and the holder of Certificates as contemplated by, and to the extent funds are available for such purpose under this Indenture and the other Basic Documents and the Trust will not, directly or indirectly, make or cause to be made payments to or distributions from any Collection Account except in accordance with this Indenture.

         Section 3.12. Treatment of Secured Notes as Debt for Tax Purposes. For purposes of federal, state and local income, franchise and any other income taxes, the Trust will treat the Secured Notes as indebtedness, and hereby instructs the Indenture Trustee, Paying Agent and the Servicer, on behalf of the Trust to treat the Secured Notes as indebtedness for all applicable tax reporting purposes.

         Section 3.13. Notice of Events of Default. The Servicer, on behalf of the Trust, shall give the Indenture Trustee, the Note Purchaser and the Depositor prompt written notice of each Event of Default hereunder and each Default on the part of the Servicer or the Originators of their obligations.

         Section 3.14. Further Instruments and Acts. Upon written request of the Indenture Trustee or the Note Purchaser, the Owner Trustee, on behalf of the Trust, and at the direction of the Certificateholders, will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.15. Purpose. The funds derived from issuing and selling the Secured Notes will be used solely to purchase Mortgage Loans and other Collateral from the Depositor.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         Section 4.01. Satisfaction and Discharge of Indenture. Whenever the following conditions shall have been satisfied:

                  (a) the entire unpaid Note Principal Balance of the Secured Notes not theretofore delivered to the Indenture Trustee for cancellation has been paid and discharged;

                  (b) the Servicer, on behalf of the Trust, has paid or caused to be paid all other sums payable hereunder by the Servicer; and

                  (c) the Servicer, on behalf of the Trust, has delivered to the Indenture Trustee and the Note Purchaser an Officers' Certificate and an Opinion of Counsel satisfactory in form and substance to the Indenture Trustee and the Note Purchaser each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon a Trust Request, this Indenture and the lien, rights and interests created hereby and thereby shall cease to be of further effect, and the Indenture Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Trust (or of the Servicer in the case of a redemption by the Servicer pursuant to Section 10.01 hereof), execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Trust or upon Trust Order all cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses (a) and (b) above.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Indenture Trustee and any Paying Agent to the Trust and the Holders of Secured Notes under Section 3.03 hereof, the obligations of the Indenture Trustee to the Holders of Secured Notes under
Section 4.02 hereof and the provisions of Section 2.07 hereof with respect to lost, stolen, destroyed or mutilated Secured Notes, registration of transfers of Secured Notes and rights to receive payments of principal of and interest on the Secured Notes shall survive.

         Section 4.02. Application of Trust Money. All money deposited with the Indenture Trustee pursuant to Sections 3.03 and 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Secured Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

         Section 5.01. Event of Default. "Event of Default", wherever used herein, means, with respect to Secured Notes issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) if the Trust shall fail to distribute or cause to be distributed to the Indenture Trustee, for the benefit of the holders of the Secured Notes, on any Payment Date, any Interest Payment Amount due and payable on the Secured Notes on such Payment Date;

                  (b) if the Trust shall fail to distribute or cause to be distributed to the Indenture Trustee, for the benefit of the holders of the Secured Notes, (x) on any Payment Date, an amount equal to the Principal Payment Amount due on the Secured Notes on such Payment Date, to the extent that sufficient funds are on deposit in the Collection Account or (y) on the Final Stated Maturity Date for any Secured Notes, the aggregate outstanding Note Principal Balance of such Secured Notes;

                  (c) if the Trust shall breach or default in the due observance of any one or more of the covenants set forth in clauses (a) through (l) of
Section 3.09 hereof;

                  (d) if the Trust shall consent to the appointment of a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, or a court of competent jurisdiction shall determine that the Trust is generally not paying its debts as they come due, or the Trust shall make a general assignment for the benefit of creditors;

                  (e) if the Trust shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegation of a petition filed against the Trust in any such proceeding, or the Trust shall, by voluntary petition, answer or consent, seek relief under the provisions of any now existing or future bankruptcy or other similar law providing for the reorganization or winding-up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors;

                  (f) if an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Trust, a custodian, receiver, trustee or liquidator (or other similar official) of the Trust or any substantial part of its property, or sequestering any substantial part of its respective property, and any such order, judgment or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of thirty (30) days after the date of entry thereof;

                  (g) if a petition against the Trust in a proceeding under applicable bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within thirty (30) days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of debtors which may apply to the Trust, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Trust or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of thirty (30) days;

                  (h) if there shall have occurred a Servicer Event of Default under the Sale and Servicing Agreement which has not been cured or waived;

                  (i) a Shortfall exists under Section 2.19 of the Sale and Servicing Agreement and such Shortfall has not been cured within the applicable cure period, or if, prior to expiration of such period, the Depositor has notified the Note Purchaser in writing that the Depositor does not intend to effect the Minimum Margin Contribution;

                  (j) the Trust shall have become an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or shall have come under the "control" of an "investment company" under the Investment Company Act of 1940, as amended;

                  (k) the failure on the part of any of the Originators or the Depositor to observe or perform in any material respect any material covenants or agreements of any of the Originators or Depositor under the Sale and Servicing Agreement which failure continues for a period of fifteen (15) days after written notice or actual knowledge thereof;

                  (l) any representation or warranty made by any of the Originators or the Depositor pursuant to the Sale and Servicing Agreement shall prove to have been incorrect when made in any material respect when made or delivered and which continues to be incorrect in any material respect for a period of fifteen (15) days after written notice or actual knowledge thereof;

                  (m) any representation or warranty made or deemed to be made by the Trust in any Basic Document or in any written certificates or statement made or entered into in connection therewith shall prove to have been incorrect when made in any material respect and continues to be incorrect in any material respect for a period of fifteen (15) days after the Trust shall have written notice thereof; or

                  (n) the Trust fails to comply with any of its other agreements or covenants in, or provisions of, the Secured Notes or this Indenture and the failure to so comply materially and adversely affects the interests of the Holders of the Secured Notes and continues to materially and adversely affect the interests of the Holders of the Secured Notes for a period of thirty (30) days after the earlier of the date on which (i) the Trust obtains knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Trust by the Indenture Trustee or the Trust and the Indenture Trustee by the Majority Noteholders.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default or an Amortization Event occurs and is continuing, then and in every such case, but with the consent of the Note Purchaser, the Indenture Trustee may, and on request of the Note Purchaser, or, with the prior written consent of the Note Purchaser, the Holders of Secured Notes representing not less than 50% of the Note Principal Balance of the Outstanding Notes of the Secured Notes, shall, declare all the Secured Notes to be immediately due and payable by a notice in writing to the Trust (and to the Indenture Trustee if given by Noteholders), and upon any such declaration such Secured Notes, in an amount equal to the entire unpaid Note Principal Balance of such Secured Notes, together with accrued and unpaid interest thereon to the date of such acceleration, shall become immediately due and payable, all subject to the prior written consent of the Note Purchaser.

                  At any time after such a declaration of acceleration of maturity of the Secured Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Note Purchaser, or the Holders of Secured Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes, with the prior written consent of the Note Purchaser, by written notice to the Trust and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Trust has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (i) all payments of principal of, and interest on, all Outstanding Notes and all other amounts that would then be due hereunder or upon such Secured Notes if the Event of Default or Amortization Event giving rise to such acceleration had not occurred; and

                  (ii) all sums paid by the Indenture Trustee hereunder and the reasonable compensation, expenses and disbursements of the Indenture Trustee, its agents and counsel; and

                  (b) all Events of Default, other than the nonpayment of the principal of Secured Notes that have become due solely by such acceleration, have been cured or waived as provided in Section 5.14 hereof.

                  No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. Subject to the provisions of Section 3.01 hereof and the following sentence, if an Event of Default or an Amortization Event occurs and is continuing, the Indenture Trustee may, with the prior written consent of the Note Purchaser, proceed to protect and enforce its rights and the rights of the Noteholders by any Proceedings the Indenture Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any Proceedings brought by the Indenture Trustee, on behalf of the Noteholders, or any Noteholder against the Trust shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under the Indenture and no attachment, execution or other unit or process shall be sought, issued or levied upon any assets, properties or funds of the Trust, other than the Trust Estate relative to the Secured Notes in respect of which such Event of Default or an Amortization Event has occurred. If there is a foreclosure of any such liens, assignments, rights and security interests under this Indenture, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Secured Notes may be sought or obtained by the Indenture Trustee or any Noteholder against the Trust. The Indenture Trustee shall be entitled to recover the costs and expenses expended by it pursuant to this
Article V including reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

         Section 5.04. Remedies. (a) If an Event of Default or Amortization Event shall have occurred and be continuing and the Secured Notes been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee, at the direction of the Note Purchaser (subject to Section 5.17 hereof, to the extent applicable) may, for the benefit of the Noteholders, do one or more of the following:

                  (i) institute Proceedings for the collection of all amounts then payable on the Secured Notes, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust moneys adjudged due, subject in all cases to the provisions of Sections 3.01 and 5.03 hereof;

                  (ii) in accordance with Section 5.17 hereof, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

                  (iii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iv) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Secured Notes and the Note Purchaser hereunder; and

                  (v) refrain from selling the Trust Estate and apply all funds on deposit in each of the Accounts pursuant to Section 5.07 hereof.

                  (b) Upon the occurrence of an Amortization Event or an Event of Default under Section 5.01 that has not been cured by the Depositor or the Issuer within the applicable cure period provided in the Sale and Servicing Agreement, the Indenture Trustee, at the direction of the Note Purchaser may take any one of the following courses of action: (i) subject to providing seven Business Days' prior notice thereof to the Depositor, the Noteholders and the Note Purchaser, sell the Pledged Mortgage Loans in the manner set forth in
Section 12.16 of the Sale and Servicing Agreement; (ii) apply all collections on the Pledged Mortgage Loans to pay outstanding principal on the Secured Notes (but solely after payment of any outstanding Servicing Fees, Indenture Trustee Fees, and interest payments on the Secured Notes due on such Payment Date); (iv) apply the collections on the Pledged Mortgage Loans in the priorities set forth in Section 5.07; provided that the payment of any outstanding Indenture Trustee Fees and Servicing Fees shall not be made subordinate to payment of principal or interest on the Secured Notes; (v) require the Depositor to transfer additional Mortgage Loans to the Trust in accordance with the procedures set forth in the Sale and Servicing Agreement and this Indenture; (vi) increase the per annum interest rate on the Secured Notes to LIBOR plus 5.00% or any lesser rate the Note Purchaser determines in its sole discretion to be appropriate; (vii) arrange for the transfer of servicing of the Mortgage Loans to an newly appointed successor servicer; or (viii) waive any such Amortization Event or an Event of Default indefinitely or for a specific period of time as it deems appropriate.

                  (c) Upon the occurrence of an Event of Default under Section
5.01 that has not been cured by the Depositor or the Issuer within the applicable cure period provided in the Sale and Servicing Agreement, the Note Purchaser may take action in the manner set forth in Section 12.17 of the Sale and Servicing Agreement.

         Section 5.05. Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Trust or any other obligor upon any of the Secured Notes or the property of the Trust or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Secured Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Trust for the payment of any overdue principal or interest) shall, with the prior written consent of the Note Purchaser, be entitled and empowered, by intervention in such Proceeding or otherwise to:

                  (a) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Secured Notes and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses and disbursements of the Indenture Trustee, its agents and counsel), the Noteholders and the Note Purchaser allowed in such Proceeding, and

                  (b) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder and the Note Purchaser to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders and the Note Purchaser, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses and disbursements of the Indenture Trustee, its agents and counsel.

                  Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or the Note Purchaser any plan of reorganization, arrangement, adjustment or composition affecting any of the Secured Notes or the rights of any Holder thereof, or the Note Purchaser, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or the Note Purchaser in any such Proceeding.

         Section 5.06. Indenture Trustee May Enforce Claims Without Possession of Secured Notes. All rights of action and claims under this Indenture or any of the Secured Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Secured Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee, at the direction of the Note Purchaser, shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Secured Notes in respect of which such judgment has been recovered after payment of amounts required to be paid pursuant to clause (a) of Section 5.07 hereof.

         Section 5.07.     Application of Money Collected.

                  (a) If the Secured Notes have been declared due and payable following an Event of Default or an Amortization Event and such declaration and its consequences have not been rescinded and annulled, any money collected by the Indenture Trustee with respect to the Secured Notes pursuant to this Article V or otherwise and any other monies that may then be held or thereafter received by the Indenture Trustee as security for such Secured Notes (including any amounts then on deposit in either Account) shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the payment of the entire amount due on account of principal of, and interest on, the Secured Notes, upon presentation and surrender thereof:

                  (i) first, to the Indenture Trustee, any unpaid Indenture Trustee Fees then due and any other amounts payable and due to the Indenture Trustee under this Indenture, including any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V and to the Collateral Agent, any unpaid Collateral Agent Fees; provided, however, that any amounts payable to the Indenture Trustee and the Collateral Agent pursuant to this clause
         (a) shall be limited in the aggregate to $15,000 per annum;

                  (ii) second, from amounts collected from the Related Mortgage Loans, to the Holders of each Secured Note, to the payment of any Interest Payment Amount then due and unpaid through the day preceding the date on which such payment is made;

                  (iii) third, from amounts collected from non-Related Mortgage Loans, to the Holders of each Secured Note, to the payment of any Interest Payment Amount remaining after the distribution in clause (ii) is made;

                  (iv) fourth, to the Note Purchaser such other amounts (except for principal) including, without limitation, the Minimum Usage Fee, then due and owing to the Note Purchaser under the Basic Documents as the Note Purchaser may have given written notice of to the Indenture Trustee and the Servicer not later than noon Eastern time on such date;

                  (v) fifth, from amounts collected from the Related Mortgage Loans, to the Holders of each Secured Note, to the payment of the related unpaid Note Principal Balance;

                  (vi) sixth, from amounts collected from the non-Related Mortgage Loans, to the Holders of each Secured Note, to the payment of the related unpaid Note Principal Balance;

                  (vii) seventh, to the extent not paid pursuant to clause (i) above, to the Indenture Trustee, any unpaid Indenture Trustee Fees then due and any other amounts payable and due to the Indenture Trustee under this Indenture, including any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this
         Article V;
                  (viii) eighth, to the Servicer, any amounts required to pay the Servicer for any unpaid Servicing Fees then due and to reimburse the Servicer for Servicing Advances, Periodic Advances and Compensating Interest previously made by, and not previously reimbursed to or retained by, the Servicer and, upon the final liquidation of the related Mortgage Loan or the final liquidation of the Trust Estate, Servicing Advances, Periodic Advances and Compensating Interest previously made by, and not previously reimbursed to or retained by, the Servicer; and

                  (ix) ninth, the remainder to the Holder of Trust Certificates.

                  (b) Amounts which are to be paid out of collections generally pursuant to clauses (i), (iii), (vi), (vii), (viii) and (ix) above shall be allocated among the groups of Related Mortgage Loans pro rata in relation to the unpaid principal balances of the related Secured Notes immediately prior to such distribution.

         Section 5.08. Limitation on Suits. No Holder of a Secured Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default or Amortization Event;

                  (b) the Holders of Secured Notes representing not less than 25% of the Note Principal Balance of the Outstanding Notes shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default or Amortization Event in its own name as Indenture Trustee hereunder;

                  (c) such Holder or Holders have offered to the Indenture Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Indenture Trustee, for five (5) days after its receipt of such notice, request and offer of indemnity, has failed to institute any such Proceeding;

                  (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such five (5) day period by the Holders of Secured Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes; and

                  (f) the consent of the Note Purchaser shall have been obtained; it being understood and intended that no one or more Holders of Secured Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Secured Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Secured Notes.

                  In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Secured Notes, each representing less than 50% of the Note Principal Balances of the Outstanding Notes, the Indenture Trustee shall take the action prescribed by the group representing a greater percentage of the Note Principal Balances of the Outstanding Notes.

         Section 5.09. Unconditional Rights of Noteholders to Receive Principal and Interest. Subject to the provisions in this Indenture (including Sections
3.01 and 5.03 hereof) limiting the right to recover amounts due on a Secured Note to recovery from amounts in the portion of the Trust Estate relating to such Secured Note, the Holder of any Secured Note shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Secured Note on the respective Payment Date for such installments of interest, to receive payment of each installment of principal of such Secured Note when due (or, in the case of any Secured Note called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.10. Restoration of Rights and Remedies. If the Indenture Trustee, the Note Purchaser or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined to be adverse to the Indenture Trustee, the Note Purchaser or to such Noteholder, then and in every such case the Indenture Trustee, the Note Purchaser and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Note Purchaser and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.11. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Note Purchaser or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.12. Delay or Omission Not Waiver. No delay or omission of the Indenture Trustee, the Note Purchaser or of any Holder of any Secured Note to exercise any right or remedy accruing upon any Event of Default or Amortization Event shall impair any such right or remedy or constitute a waiver of any such Event of Default or Amortization Event or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Note Purchaser or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Purchaser or by the Noteholders with the prior consent of the Note Purchaser, as the case may be.

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         Section 5.13. Control by Noteholders. The Holders of Secured Notes
representing more than 50% of the Note Principal Balance of the Outstanding Notes on the applicable Record Date shall, with the consent of the Note Purchaser, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) any direction to the Indenture Trustee to undertake a Sale of the Trust Estate shall be by the Holders of Secured Notes representing the percentage of the Note Principal Balance of the Outstanding Notes specified in
Section 5.17(b)(i) hereof, unless Section 5.17(b)(ii) hereof is applicable; and

                  (c) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee or as directed by the Note Purchaser that is not inconsistent with such direction; provided, however, that, subject to Section
6.01 hereof, the Indenture Trustee need not take any action that it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

         Section 5.14. Waiver of Past Defaults. The Holders of Secured Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes on the applicable Record Date may on behalf of the Holders of all the Secured Notes, and with the consent of the Note Purchaser, waive any past Default hereunder and its consequences, except a Default:

                  (a) in the payment of principal or any installment of interest on any Secured Note; or

                  (b) in respect of a covenant or provision hereof that under
Section 9.02 hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default or Amortization Event arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 5.15. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Secured Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by the Note Purchaser or any Noteholder, or group of Noteholders, holding in the aggregate Secured Notes representing more than 10% of the Note Principal Balance of the Outstanding Notes, or to any suit instituted by the Note Purchaser or any Noteholder for the enforcement of the payment of any Interest Payment Amount or Principal Payment Amount on any Secured Note on or after the related Payment Date or for the enforcement of the payment of principal of any Secured Note on or after the Final Stated Maturity Date (or, in the case of any Secured Note called for redemption, on or after the applicable Redemption Date).

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         Section 5.16. Waiver of Stay or Extension Laws. The Trust covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, that may affect the covenants in, or the performance of, this Indenture; and the Trust (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.17. Sale of Trust Estate. (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 hereof or
Section 12.16 of the Sale and Servicing Agreement shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Secured Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.

                  (a) To the extent permitted by law, the Indenture Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

                  (i) the Holders of Secured Notes representing not less than 50% of the Note Principal Balance of the Secured Notes then Outstanding consent to or direct the Indenture Trustee to make such Sale; or

                  (ii) the proceeds of such Sale would be not less than the entire amount that would be payable to the Holders of the Secured Notes, in full payment thereof in accordance with Section 5.07 hereof, on the Payment Date next succeeding the date of such Sale.

                  The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.17(b). No Sale hereunder shall be effective without the consent of the Note Purchaser.

                  (c) Unless the Holders of all Outstanding Notes have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (ii) of subsection (b) of this Section 5.17 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee, acting in its capacity as Indenture Trustee (i) on behalf of the Noteholders and the Note Purchaser, shall prevent such Sale and bid an amount (which shall include the Indenture Trustee's right, in its capacity as Indenture Trustee, to credit bid) at least $1.00 more than the highest other bid in order to preserve the Trust Estate on behalf of the Noteholders and the Note Purchaser.

                  (d) In connection with a Sale of all or any portion of the Trust Estate:

                  (i) any Holder or Holders of Secured Notes may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount that shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Secured Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount that would be payable to the Holders of the Secured Notes as a result of such Sale in accordance with Section 5.07 hereof on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Secured Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Secured Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof,

                  (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Trust to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale;

                  (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys; and

                  (vi) no Sale may be affected without the prior written consent of the Note Purchaser.

         Section 5.18. Action on Secured Notes. The Indenture Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Note Purchaser or the Holders of Secured Notes shall be impaired by the recovery of any judgment by the Indenture Trustee against the Trust or by the levy of any execution under such judgment upon any portion of the Trust Estate.

         Section 5.19. Application of the Trust Indenture Act.  Pursuant to
Section 316(a) of the TIA, all provisions automatically provided for in Section 316(a) are hereby expressly excluded.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

         Section 6.01. Duties of Indenture Trustee. (a) If an Event of Default or an Amortization Event has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (a) Except during the continuance of an Event of Default or an Amortization Event:

                  (i) the Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may request and conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture.

                  (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of subsection
         (b) of this Section 6.01;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 5.13 or 5.17 hereof or exercising any trust or power or remedy conferred upon the Indenture Trustee under this Indenture.

                  (d) Except with respect to duties of the Indenture Trustee prescribed by the TIA, as to which this Section 6.01(d) shall not apply, for all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default or Amortization Event described in Sections 5.01(e), (f), (g), (h), (i), (j),(m) or (n) hereof or any Default described in Sections 5.01(c) or 5.01(d) hereof or of any event described in
Section 3.05 hereof unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department and having direct responsibility for this Indenture has actual knowledge thereof or unless written notice of any event that is in fact such an Event of Default, Amortization Event or Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Secured Notes generally, the Trust, the Trust Estate or this Indenture.

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


                  (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it under this Indenture or the other Basic Documents.

                  (f) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to the provisions of this Section 6.01.

                  (g) Notwithstanding any extinguishment of all right, title and interest of the Trust in and to the Trust Estate following an Event of Default or Amortization Event and a consequent declaration of acceleration of the maturity of the Secured Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof), the Noteholders and the Note Purchaser and the rights of Noteholders and the Note Purchaser shall continue to be governed by the terms of this Indenture.

                  (h) The Indenture Trustee, the Collateral Agent or any successor Collateral Agent appointed pursuant to Section 11.08 of the Sale and Servicing Agreement shall at all times retain possession of the Custodial Loan Files in the State of Texas except for those Custodial Loan Files or portions thereof released to the Servicer or the Note Purchaser pursuant to this Indenture or the Sale and Servicing Agreement.

                  (i) Subject to the other provisions of this Indenture and without limiting the generality of this Section 6.01, the Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate from funds available in the Collection Account or (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Indenture Trustee pursuant to this Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties.

         Section 6.02. Notice of Default. Immediately after the occurrence of any Default known to the Indenture Trustee, the Indenture Trustee shall transmit by mail to the Note Purchaser and the Depositor notice of each such Default and, within ninety (90) days after the occurrence of any Default known to the Indenture Trustee, the Indenture Trustee shall transmit by mail to all Holders of Secured Notes notice of each such Default, unless such Default shall have been cured or waived; provided, however, that in no event shall the Indenture Trustee provide notice, or fail to provide notice of a Default known to the Indenture Trustee in a manner contrary to the requirements of the Trust Indenture Act.

         Section 6.03. Rights of Indenture Trustee. (a) Except as otherwise provided in Section 6.01 hereof, the Indenture Trustee may rely on, and be protected in acting or refraining to act upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

                  (a) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

                  (c) With the consent of the Note Purchaser, which consent shall not be unreasonably withheld, the Indenture Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

                  (e) The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders or the Note Purchaser, pursuant to the provisions of this Indenture, unless such Noteholders or the Note Purchaser shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (f) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Noteholders or the Note Purchaser; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action.

                  (g) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for anything other than its negligence or willful misconduct in the performance of such act.

         Section 6.04. Not Responsible for Recitals or Issuance of Secured Notes. The recitals contained herein and in the Secured Notes, except, with respect to the Indenture Trustee, the certificates of authentication on the Secured Notes, shall be taken as the statements of the Trust, and the Owner Trustee, the Indenture Trustee and the Authenticating Agent assume no responsibility for their correctness. The Owner Trustee and the Indenture Trustee make no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Secured Notes. Neither the Indenture Trustee nor the Owner Trustee shall be accountable for the use or application by the Trust of the Secured Notes or the proceeds thereof or any money paid to the Trust or upon a Trust Order pursuant to the provisions hereof.

         Section 6.05. May Hold Secured Notes. The Indenture Trustee, any Agent, or any other agent of the Trust, in its individual or any other capacity, may become the owner or pledgee of Secured Notes and, subject to Sections 6.07 and
6.13 hereof, may otherwise deal with the Trust or any Affiliate of the Trust with the same rights it would have if it were not Indenture Trustee, Agent or such other agent.

         Section 6.06. Money Held in Trust. Money held by the Indenture Trustee in trust hereunder shall be segregated from other funds as provided in this Indenture, the Sale and Servicing Agreement and otherwise as required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Trust and except to the extent of income or other gain on investments that are obligations of the Indenture Trustee, in its commercial capacity, and income or other gain actually received by the Indenture Trustee on investments, which are obligations of others.

         Section 6.07. Eligibility, Disqualification. Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall always have an indenture trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Indenture Trustee shall always have a combined capital and surplus as stated in Section 6.08 hereof. The Indenture Trustee shall be subject to TIA Section 310(b).

         Section 6.08. Indenture Trustee's Capital and Surplus. The Indenture Trustee shall at all times (a)(i) have a combined capital and surplus of at least $50,000,000, or (ii) be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least $100,000,000 and (b) be rated (or have long-term debt rated) "BBB" or better by S&P and "Baa2" by Moody's; provided, however, that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by TIA Section 310(a)(2). If the Indenture Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(1), its combined capital and surplus for purposes of this Section 6.08 shall be as set forth in the latest such report. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.08 and TIA Section 310(a)(2), it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

         Section 6.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Indenture Trustee under
Section 6.10 hereof.

                  (a) The Indenture Trustee may resign at any time by giving written notice thereof to the Trust and the Note Purchaser. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (c) The Indenture Trustee may be removed at any time by the Note Purchaser or, with the consent of the Note Purchaser, by Act of the Holders representing more than 50% of the Note Principal Balance of the Outstanding Notes, by written notice delivered to the Indenture Trustee and to the Trust.

                  (d) If at any time:

                  (i) the Indenture Trustee shall have a conflicting interest prohibited by Section 6.07 hereof and shall fail to resign or eliminate such conflicting interest in accordance with Section 6.07 hereof after written request therefor by the Trust or by any Noteholder; or

                  (ii) the Indenture Trustee shall cease to be eligible under
         Section 6.08 hereof or shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

                  then, in any such case, (x) the Owner Trustee, on behalf of the Trust, by a Trust Order, with the consent of the Note Purchaser, may remove the Indenture Trustee, and the Owner Trustee, on behalf of the Trust, by a Trust Order, shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a successor Indenture Trustee acceptable to the Note Purchaser and to vest in such successor Indenture Trustee any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Indenture; provided, however, if the Owner Trustee, on behalf of the Trust, and the Note Purchaser do not join in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default or Amortization Event has occurred and is continuing, the Indenture Trustee may petition a court of competent jurisdiction to make such appointment, or (y) subject to Section 5.15 hereof, and, in the case of a conflicting interest as described in clause (i) above, unless the Indenture Trustee's duty to resign has been stayed as provided in TIA Section 310(b), any Noteholder who has been a bona fide Holder of a Secured Note for at least six (6) months or the Note Purchaser may, on behalf of himself and all others similarly situated, with the consent of the Note Purchaser, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Owner Trustee, on behalf of the Trust, by a Trust Order, shall promptly appoint a successor Indenture Trustee acceptable to the Note Purchaser. If within one (1) year after such resignation, removal or incapability or the occurrence of such vacancy a successor Indenture Trustee shall be appointed by the Note Purchaser or, with the consent of the Note Purchaser, by Act of the Holders of Secured Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes delivered to the Trust and the retiring Indenture Trustee, the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the predecessor Indenture Trustee appointed by the Trust. If no successor Indenture Trustee shall have been so appointed by the Trust, the Note Purchaser or Noteholders and shall have accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Secured Note for at least six (6) months may, on behalf of himself and all others similarly situated, with the consent of the Note Purchaser, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (f) The Servicer, on behalf of the Trust, shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to the Holders of Secured Notes and the Note Purchaser. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

         Section 6.10. Acceptance of Appointment by Successor Indenture Trustee. Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Trust, the Note Purchaser and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, upon a Trust Request of the Owner Trustee, on behalf of the Trust, or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon a written request of any such successor Indenture Trustee, the Owner Trustee, on behalf of the Trust, shall, with the written consent of the Note Purchaser, execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

                  No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article VI.

         Section 6.11. Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee. Any corporation or banking association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder; provided, that such corporation or banking association shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Secured Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Secured Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Secured Notes.

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         Section 6.12. Preferential Collection of Claims Against Trust. The
Indenture Trustee (and any co-trustee or separate trustee) shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 31l(b), and an Indenture Trustee (and any co-trustee or separate trustee) who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         Section 6.13. Co-Indenture Trustees and Separate Indenture Trustees. At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Estate may at the time be located, the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee, the Note Purchaser or of the Holders of Secured Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes with respect to which a co-trustee or separate trustee is being appointed, with the written consent of the Note Purchaser, the Owner Trustee, on behalf of the Trust, shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 6.13. If the Owner Trustee, on behalf of the Trust, does not join in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default or Amortization Event has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment. All fees and expenses of any co-trustee or separate trustee shall be payable by the Indenture Trustee.

                  Should any written instrument from the Trust be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on written request, be executed, acknowledged and delivered by the Owner Trustee, on behalf of the Trust, with the written consent of the Note Purchaser.

                  Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (a) The Secured Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised, solely by the Indenture Trustee.

                  (b) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

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

                  (c) The Indenture Trustee at any time, by an instrument in writing, executed by it, with the concurrence of the Owner Trustee, on behalf of the Trust, evidenced by a Trust Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 6.13, and, in case an Event of Default or Amortization Event has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Trust, but upon the written request of the Indenture Trustee, the Owner Trustee, on behalf of the Trust, shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 6.13.

                  (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder.

                  (e) Any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         Section 6.14. Authenticating Agents. The Owner Trustee, acting at the direction of the Majority Certificateholders, shall appoint an Authenticating Agent with power to act on the Trust's behalf, subject to the direction of the Majority Certificateholders, in the authentication and delivery of the Secured Notes designated for such authentication and, containing provisions therein for such authentication (unless the Owner Trustee, acting at the direction of the Majority Certificateholders, has made other arrangements, satisfactory to the Indenture Trustee and such Authenticating Agent, for notation on the Secured Notes of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Secured Notes) in connection with transfers and exchanges under Section 2.06 hereof, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by Section 2.06 hereof to authenticate and deliver Secured Notes. For all purposes of this Indenture (other than in connection with the authentication and delivery of Secured Notes pursuant to Sections 2.05 and 2.11 hereof in connection with their initial issuance), the authentication and delivery of Secured Notes by the Authenticating Agent pursuant to this Section 6.14 shall be deemed to be the authentication and delivery of Secured Notes "by the Indenture Trustee." Such Authenticating Agent shall at all times be a Person that both meets the requirements of Section 6.07 hereof for the Indenture Trustee hereunder and has an office for presentation of Secured Notes in the United States of America. The Indenture Trustee shall initially be the Authenticating Agent and shall be the Note Registrar as provided in Section 2.06 hereof. The office from which the Indenture Trustee shall perform its duties as Note Registrar and Authenticating Agent shall be its Corporate Trust Office. Any Authenticating Agent appointed pursuant to the terms of this Section 6.14 or pursuant to the terms of any supplemental indenture shall deliver to the Indenture Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Note Registrar or co-Note Registrar and indemnifying the Indenture Trustee for and holding the Indenture Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Note Registrar or co-Note Registrar.

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


                  Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation or banking association.

                  Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trust. The Owner Trustee, acting at the direction of the Majority Certificateholders, may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Indenture Trustee. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Owner Trustee, acting at the direction of the Majority Certificateholders, shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Indenture Trustee, and shall mail notice of such appointment to all Holders of Secured Notes.

                  The Indenture Trustee agrees, subject to Section 6.01(e) hereof, to pay to any Authenticating Agent from time to time reasonable compensation for its services and the Indenture Trustee shall be entitled to be reimbursed for such payments pursuant to Section 6.16 hereof. The provisions of Sections 2.09, 6.04 and 6.05 hereof shall be applicable to any Authenticating Agent.

         Section 6.15. Review of Custodial Loan Files.

                  (a) The Indenture Trustee shall cause the Collateral Agent to execute and deliver each Trust Receipt and the Exceptions Report required by
Section 2.07(a) of the Sale and Servicing Agreement.

                  (b) In giving each of the Trust Receipts and Exceptions Reports referred to in clause (a) of this Section 6.15, neither the Indenture Trustee nor the Collateral Agent shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereto are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Custodial Loan File should include a flood insurance policy, any rider, addenda, surety or guaranty agreement, power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

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


                  (c) In the event that the Mortgage Loans are required to be recorded in accordance with the provisions of Article II of the Sale and Servicing Agreement, no later than the fifth Business Day of each month, commencing in July 2000, the Indenture Trustee shall cause the Collateral Agent to deliver to the Servicer and the Note Purchaser an exception report dated as of the first day of such month, identifying those Mortgage Loans for which it has not yet received (i) an original recorded Mortgage or a copy thereof certified to be true and correct by the public recording office in possession of such Mortgage or (ii) an original recorded Assignment of Mortgage to the Indenture Trustee and any required intervening Assignments of Mortgage or a copy thereof certified to be a true and correct copy by the public recording office in possession of such Assignment of Mortgage.

         Section 6.16. Indenture Trustee Fees and Expenses

                  The Indenture Trustee shall be entitled to receive the Indenture Trustee Fee on each Payment Date pursuant to Section 8.06 of the Sale and Servicing Agreement. The Indenture Trustee also shall be entitled to (i) payment of or reimbursement for expenses and disbursements incurred or made by the Indenture Trustee in accordance with any of the provisions of this Indenture (including, but not limited to, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), and (ii) indemnification against losses, liability and expenses, including reasonable attorney's fees, incurred, arising out of or in connection with this Indenture, the Secured Notes and the Sale and Servicing Agreement. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified by, first, the Trust and, second, the Servicer and held harmless against any loss, liability or reasonable expense incurred in connection with this Indenture or the Secured Notes, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance by the Indenture Trustee of its duties hereunder. The obligations of the Servicer and the Trust under this Section 6.16 shall survive termination of the Trust and payment of the Secured Notes, and shall extend to any co-Indenture Trustee or separate-Indenture Trustee appointed pursuant to this Article VI.

         Section 6.17. Representations and Warranties of the Indenture Trustee. The Indenture Trustee represents and warrants for the benefit of the Noteholders that:

                  (a) Organization and Good Standing. The Indenture Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the state of New York.

                  (b) Authorization. The Indenture Trustee has the power, authority and legal right to execute, deliver and perform this Indenture, and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

                  (c) Binding Obligations. This Indenture, assuming due authorization, execution and delivery by all other parties thereto, constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and the rights of trust companies in particular and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether in a proceeding at law or in equity.

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


                  (d) Tax Returns. In the event the Trust shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Owner Trustee for signature at least five days before such returns are due to be filed. The Indenture Trustee, upon request, will furnish the Servicer with all such information known to the Indenture Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust. In no event shall the Indenture Trustee or the Owner Trustee in their respective individual capacities be liable for any liabilities, costs or expenses of the Trust, the Noteholders or the Servicer arising under any tax law or regulation, including, without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from any failure to comply therewith).

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

         Section 7.01. Note Registrar to Furnish Indenture Trustee Names and Addresses of Noteholders. (a) The Note Registrar shall furnish or cause to be furnished to the Indenture Trustee (i) semiannually, not less than forty-five
(45) days nor more than sixty (60) days after the Payment Date occurring closest to six (6) months after the Closing Date and each Payment Date occurring at six
(6) month intervals thereafter, all information in the possession or control of the Note Registrar, in such form as the Indenture Trustee may reasonably require, as to names and addresses of the Holders of Secured Notes, and (ii) at such other times, as the Indenture Trustee may request in writing, within thirty
(30) days after receipt by the Note Registrar of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

                  (a) In addition to furnishing to the Indenture Trustee the Noteholder lists, if any, required under clause (a) of this Section 7.01, the Note Registrar shall also furnish all Noteholder lists, if any, required under
Section 3.03 hereof at the times required by such Section 3.03.

         Section 7.02. Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Secured Notes contained in the most recent list, if any, furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of the Holders of Secured Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.01 hereof upon receipt of a new list so furnished.

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

                   (a) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Secured Notes.

                   (c) The Trust, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         Section 7.03. Reports by Indenture Trustee. (a) Within sixty (60) days after December 31 of each year, commencing December 31, 2000, (i) the Indenture Trustee shall, if required by TIA Section 313(a), mail to all Holders a brief report dated as of such date that complies with TIA Section 313(a); (ii) the Indenture Trustee shall, to the extent not set forth in the Monthly Report pursuant to Section 2.08(d) hereof; and the Indenture Trustee shall also mail to Holders of Secured Notes and the Note Purchaser any reports required by TIA
Section 313(b)(1). For purposes of the information required to be included in any such reports pursuant to TIA Sections 313(a)(2), 313(b)(1) (if applicable), or 313(b)(2), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the Note Principal Balance of the then Outstanding Notes covered by the report.

                   (a) A copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of Secured Notes and the Note Purchaser be filed by the Indenture Trustee with the Commission and with each securities exchange upon which the Secured Notes are listed. The Servicer, on behalf of the Trust, will notify the Indenture Trustee when the Secured Notes are listed on any securities exchange.

         Section 7.04. Reports by Trust. The Servicer, on behalf of the Trust,
(a) shall deliver to the Indenture Trustee within fifteen (15) days after the Trust is required to file the same with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Trust is required to file with the Commission pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and (b) shall also comply with the other provisions of TIA Section 314(a).

                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

         Section 8.01. Account The Collection Account established pursuant to
Section 8.03 of the Sale and Servicing Agreement.

         Section 8.02. Payments; Statements. On each Payment Date, the Indenture Trustee shall effect the distributions described in Section 8.06 of the Sale and Servicing Agreement.

         Section 8.03. Interest Payments. (a) The Principal Amount of each Secured Note shall bear interest, for each day, at the Note Rate, in each case computed on the basis of a 360-day year for the actual number of days elapsed.

                   (a) All interest accrued on each Secured Note for each Interest Period (the "Interest Payment Amount") shall be payable pursuant to
Section 8.06(c) of the Sale and Servicing Agreement.

                   (c) If, by the terms of this Indenture or any Secured Note, the Trust at any time is required or obligated to pay interest at a rate in excess of the maximum rate permitted by applicable law, the rate of interest payable with respect to the affected Secured Notes shall be immediately reduced to that maximum rate and the portion of all prior applicable interest payments in excess of the maximum rate permitted by applicable law shall be applied in reduction of the Principal Amounts of the affected Secured Notes.

         Section 8.04. Principal Payments; Payment on Maturity Date.

                   (a) The Trust will make payments of principal pursuant to Sections 2.19, 4.02 and 8.06(d) of the Sale and Servicing Agreement and Article X hereof.

                   (b) From time to time, the Note Purchaser may, in the exercise of its rights under Article XII of the Sale and Servicing Agreement (and in compliance therewith), direct that the Trust sell one or more Mortgage Loans to one or more identified Persons and on specified terms and conditions, and apply the proceeds of such sale (i) to the extent required to avoid the occurrence of a Shortfall upon giving effect to such sale, to the prepayment of the principal of the Secured Notes, and (ii) to the payment of accrued and unpaid interest on that portion of the Secured Notes so prepaid, to the date of prepayment. The Trust shall comply with all such directions, and, upon the closing of such sale, shall apply the proceeds thereof in accordance with the preceding sentence.

                   (c) The Trust shall repay the Note Principal Balance of each Secured Note in full on the Final Stated Maturity Date, together with all accrued and unpaid interest thereon to the Final Stated Maturity Date and all other accrued and unpaid obligations under the Basic Documents. In addition, if an optional redemption is exercised pursuant to Section 10.01 hereof, the Trust shall repay the respective Note Principal Balance of all issued and outstanding Secured Notes in full on the related optional redemption date, together with all accrued and unpaid interest thereon to such date and all other accrued and unpaid obligations under the Basic Documents.

         Section 8.05. Releases of Deleted Mortgage Loans. Upon notice or discovery by a Responsible Officer of the Indenture Trustee that any of the representations or warranties of the Originators or the Depositor set forth in
Section 4.01 of the Sale and Servicing Agreement was materially incorrect or otherwise misleading with respect to any Mortgage Loan as of the time made, the Indenture Trustee shall direct the Originators or the Depositor, as applicable, to either cure, repurchase or substitute for such Mortgage Loan as provided in
Section 4.02 of the Sale and Servicing Agreement. Upon any purchase of or substitution for a Deleted Mortgage Loan by the Originators or the Depositor in accordance with Section 4.02 of the Sale and Servicing Agreement, the Indenture Trustee shall cause the Collateral Agent to deliver the Custodial Loan File relating to such Deleted Mortgage Loan to the Originators or the Depositor, as applicable, and the Trust, the Collateral Agent and the Indenture Trustee shall execute such instruments of transfer as are necessary to convey title to such Deleted Mortgage Loan to the Originators or the Depositor, as applicable, from the lien of this Indenture. Nothing in this Section 8.05 should be construed to obligate the Indenture Trustee to actively monitor the correctness or accuracy of the representations and warranties of the Originators or the Depositor.

         Section 8.06. Reports by Indenture Trustee to Noteholders; Access to Certain Information. On each Payment Date, the Indenture Trustee shall deliver the written reports required by Section 2.08(d) to Noteholders of record as of the related Record Date.

                  The Indenture Trustee shall make available at its Corporate Trust Office, during normal business hours, for review by any Noteholder or any person identified to the Indenture Trustee as a prospective Noteholder, after reasonable notice, originals or copies of the following items: (a) the Indenture and any amendments thereto, (b) all Monthly Reports, Remittance Reports and other reports delivered since the Closing Date pursuant to Section 2.08(d) hereof, (c) any Officers' Certificates delivered to the Indenture Trustee since the Closing Date as described in the Indenture, to the extent they have been received by the Indenture Trustee and (d) any Accountants' reports delivered to the Indenture Trustee since the Closing Date as required under the Sale and Servicing Agreement. Copies of any and all of the foregoing items will be available from the Indenture Trustee upon request; however, the Indenture Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies and shall not be required to provide such copies without reasonable assurances that such sum will be paid.

         Section 8.07. Release of Trust Estate. The Indenture Trustee shall, at such time as there are no Notes Outstanding, release all of the Trust Estate to the Trust (other than any cash held for the payment of the Secured Notes pursuant to Section 3.03 or 4.02 hereof).

         Section 8.08. Amendment to Sale and Servicing Agreement. The Indenture Trustee may, without the consent of any Holder (other than the Note Purchaser), enter into or consent to any amendment or supplement to the Sale and Servicing Agreement for the purpose of increasing the obligations or duties of any party other than the Indenture Trustee or the Holders of the Secured Notes. The Indenture Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment: (i) unless the Indenture Trustee receives an Opinion of Counsel that the position of the Holders would not be materially adversely affected or (ii) if its own rights, duties or immunities would be adversely affected.

         Section 8.09. Delivery of the Custodial Loan Files Pursuant to Sale and Servicing Agreement. As is appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee shall cause the Collateral Agent to deliver to the Servicer the Custodial Loan Files for such Mortgage Loan upon receipt by the Indenture Trustee and the Collateral Agent on or prior to the date such release is to be made of:

                   (a) such Officer's Certificates, if any, as are required by the Sale and Servicing Agreement; and

                   (b) a Request for Release, executed by the Servicer, providing that the Servicer will hold or retain the Custodial Loan Files in trust for the benefit of the Indenture Trustee, the Note Purchaser and the Holders of Secured Notes.

         Section 8.10. Termination of Servicer.

                   Upon the occurrence and during the continuance of a Servicer Event of Default specified in Section 9.01 of the Sale and Servicing Agreement, the Indenture Trustee may, with the consent of the Note Purchaser or, with the prior written consent of the Note Purchaser, the Holder of Secured Notes representing not less than 50% of the Note Principal Balance of the Outstanding Notes, and shall, upon the direction of the Note Purchaser (or as otherwise provided in the Sale and Servicing Agreement), terminate the Servicer as provided in Section 9.01 of the Sale and Servicing Agreement. If the Indenture Trustee terminates the Servicer, the Indenture Trustee shall, pursuant to
Section 9.02 of the Sale and Servicing Agreement, assume the duties of the Servicer or appoint a successor Servicer acceptable to the Trust and the Note Purchaser and meeting the requirements set forth in the Sale and Servicing Agreement.

         Section 8.11. Opinion of Counsel. The Indenture Trustee shall be entitled to receive at least five (5) Business Days' notice of any action to be taken pursuant to Sections 8.08 and 8.09 hereof (other than in connection with releases of Mortgage Loans that were subject to a prepayment in full), accompanied by copies of any instruments involved, and the Indenture Trustee shall be entitled to receive an Opinion of Counsel, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

         Section 8.12. Appointment of Collateral Agents. The Indenture Trustee may, at no additional cost to the Trust or to the Indenture Trustee, with the consent of the Note Purchaser, appoint one or more Collateral Agents to hold all or a portion of the Custodial Loan Files, as Agent for the Indenture Trustee. Such Collateral Agent shall meet the requirements of Article XI of the Sale and Servicing Agreement. Matters concerning the Collateral Agents shall be governed by said Article XI. The Chase Manhattan Bank is hereby appointed as the initial Collateral Agent hereunder.

         Section 8.13. Trust Estate and Accounts Held for Benefit of the Note Purchaser. The Collateral Agent, on behalf of the Indenture Trustee, shall hold the Trust Estate and the Custodial Loan Files for the benefit of the Noteholders.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         Section 9.01. Supplemental Indentures Without Consent of Noteholders. With the consent of the Note Purchaser and without the consent of the Holders of any Secured Notes, the Trust and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes; provided, however, that any such supplement shall not, as evidenced by an Officer's Certificate acceptable to the Note Purchaser, adversely affect in any respect the interests of any Noteholder:

                   (a) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                   (b) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Secured Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

                   (c) to evidence the succession of another Person to the Trust to the extent permitted herein, and the assumption by any such successor of the covenants of the Trust herein and in the Secured Notes contained;

                   (d) to add to the covenants of the Trust, for the benefit of the Holders of all Secured Notes, or to surrender any right or power herein conferred upon the Trust; or

                   (e) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to amend any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect in any material respect the interests of the Holders of the Secured Notes or the Holders of the Trust Certificates.

         Section 9.02. Supplemental Indentures With Consent of Noteholders. With the consent of the Note Purchaser and with the consent of Holders of Secured Notes representing not less than a majority of the Note Principal Balance of all Outstanding Notes by Act of said Holders delivered to the Trust and the Indenture Trustee, the Trust and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Secured Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                   (a) change any Payment Date or the Final Stated Maturity Date of the Secured Notes or, with respect to the Secured Notes, reduce the Note Principal Balance thereof or the Note Rate thereon, change the earliest date on which any Secured Note may be redeemed at the option of the Servicer, change any place of payment where, or the coin or currency in which, any Secured Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Secured Note on or after the Final Stated Maturity Date thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Secured Note on or after the Final Stated Maturity Date (or, in the case of redemption, on or after the applicable Redemption Date);

                   (b) reduce the percentage of the Note Principal Balance of the Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

                   (c) modify any of the provisions of this Section 9.02 or Sections 5.13 or 5.17(b) hereof, except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                   (d) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                   (e) permit the creation of any lien other than the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Secured Note of the security afforded by the lien of this Indenture;

                   (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the Interest Payment Amount or Principal Payment Amount for any Payment Date (including the calculation of any of the individual components of such amounts) or to affect rights of the Holders of the Secured Notes to the benefits of any provisions for the mandatory redemption of Secured Notes contained herein; or

                   (g) incur any indebtedness, other than the Secured Notes, that would cause the Trust or the Trust Estate to be treated as a "taxable mortgage pool" within the meaning of Code Section 7701(i).

                   The Indenture Trustee may in its discretion determine whether or not any Secured Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Secured Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                   It shall not be necessary for any Act of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                   Promptly after the execution by the Trust and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Secured Notes to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01 hereof) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights or immunities under this Indenture or otherwise. The Servicer, on behalf of the Trust, shall cause executed copies of any supplemental indentures to be delivered to the Note Purchaser.

         Section 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Secured Notes to which such supplemental indenture relates that have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

         Section 9.05. Conformity With Trust Indenture Act. Every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

         Section 9.06. Reference in Secured Notes to Supplemental Indentures. Secured Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Owner Trustee, acting at the direction of the Majority Certificateholders, shall so determine, new Secured Notes so modified as to conform, in the opinion of the Indenture Trustee and the Owner Trustee, acting at the direction of the Majority Certificateholders, to any such supplemental indenture may be prepared by the Servicer and executed by the Owner Trustee, acting at the direction of the Majority Certificateholders, on behalf of the Trust, and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

         Section 9.07. Amendments to Governing Documents. The Indenture Trustee shall, upon a Trust Request, consent to any proposed amendment to the Trust's governing documents, or an amendment to or waiver of any provision of any other document relating to the Trust's governing documents, such consent to be given without the necessity of obtaining the consent of the Holders of any Secured Notes upon receipt by the Indenture Trustee of an Officer's Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is a true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied.

                   Notwithstanding the foregoing, the Indenture Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

                   Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                    ARTICLE X

                               REDEMPTION OF NOTES

         Section 10.01. Redemption.

                    (a) If the Note Purchaser so elects in its sole discretion (such election to be made by the Note Purchaser in writing and delivered to the

Trust and the Indenture Trustee at least two (2) Business Days prior to the date specified in the writing as the Redemption Date), the Trust shall repay the respective Note Principal Balance of all issued and outstanding Secured Notes in full on the Optional Redemption Date, together with all accrued and unpaid interest thereon to the Optional Redemption Date and all other accrued and unpaid obligations under the Basic Documents. Pursuant to the preceding sentence, the Note Purchaser hereby elects, and the Trust hereby acknowledges receipt of such notice of election, to require the Trust to repay the respective Note Principal Balances of all issued and outstanding Secured Notes in full on the Optional Redemption Date (which shall be the Redemption Date), together with all accrued and unpaid interest thereon to, but not including, the Redemption Date and all other accrued and unpaid obligations under the Basic Documents; provided, however, that the Note Purchaser and the Trust may mutually agree to revoke such election on any date that is 90 or more days prior to the Optional Redemption Date.

                    (b) Any redemption shall be accomplished by a Disposition by the Trust pursuant to Article XII of the Sale and Servicing Agreement, or if the Indenture Trustee shall not have received notice of a Disposition within 2 Business Days prior to the Redemption Date, then the Indenture Trustee shall sell the Trust Estate at one or more private Sales called and conducted in any manner permitted by law. The amounts on deposit therein shall be distributed by the Indenture Trustee on such Redemption Date in accordance with the priority set forth in Section 5.07 hereof. No termination or redemption is permitted without the prior written consent of the Note Purchaser.

                    (c) Any expenses associated with the compliance of the provisions hereof in connection with a redemption of the Secured Notes shall be paid by the Trust.

                    (d) Upon receipt of the notice from the Note Purchaser of its election to cause the Trust to redeem the Secured Notes pursuant to Section 10.01(a) hereof, the Servicer shall prepare, and the Indenture Trustee shall deliver to the Trust and the Note Purchaser, no later than the related Redemption Date, a Monthly Report.

         Section 10.02. Form of Redemption Notice. Notice of redemption shall be given by the Indenture Trustee in the name of and at the expense of the Trust by facsimile at least one Business Day prior to the Redemption Date to each Holder of Secured Notes to be redeemed, such Holders being determined as of the Record Date for such Payment Date, and to the Note Purchaser.

                    All notices of redemption shall state:

                    (a) the Redemption Date;

                    (b) the price at which the Secured Notes will be redeemed;
and

                    (c) the fact of payment in full on such Secured Notes, the place where such Secured Notes are to be surrendered for final payment (which shall be the office or agency of the Trust to be maintained as provided in
Section 3.02 hereof), and that no interest shall accrue on such Secured Note for any period after the date fixed for redemption.

                    Failure to give notice of redemption, or any defect therein, to any Holder of any Secured Note selected for redemption shall not impair or affect the validity of the redemption of any other Secured Note.

         Section 10.03. Secured Notes Payable on Redemption. Notice of redemption having been given as provided in Section 10.02 hereof, the Secured Notes to be redeemed shall, on the applicable Redemption Date, become due and payable and (unless the Trust shall default in such payment) no interest shall accrue on such Secured Notes for any period after such Redemption Date; provided, however, that if such payment is not made on the Redemption Date, the Note Principal Balance shall, until paid, bear interest from the Redemption Date at the applicable Note Rate.

                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.01. Compliance Certificates and Opinions. (a) Upon any application or request by any Person to the Indenture Trustee to take any action under any provision of this Indenture, such Person shall furnish to the Indenture Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel, if requested by the Indenture Trustee, stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                    (a) Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture, including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include and shall be deemed to include (regardless of whether specifically stated therein) the following:

                  (i) a statement that each individual signing such certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

                  (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 11.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of the Trust may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

                    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                    Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Trust shall deliver any document as a condition of the granting of such application, or as evidence of the Trust's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Trust to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(ii) hereof.

                    Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default, Event of Default or Amortization Event is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Trust, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Trust's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default, Event of Default or Amortization Event as provided in Section 6.01(d) hereof.

         Section 11.03. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Trust. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Trust, if made in the manner provided in this Section 11.03.

                    (a) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                    (c) The ownership of Secured Notes shall be proved by the Note Register.

                    (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Secured Notes shall bind the Holder of every Secured Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Secured Notes.

         Section 11.04. Notices, etc., to Indenture Trustee, the Note Purchaser and Trust. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                    (a) the Indenture Trustee by any Noteholder or by the Trust shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Indenture Trustee at its Corporate Trust Office; or

                    (b) the Trust by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder (except as provided in Section 5.01(c) and (d)) hereof if in writing and mailed, first-class postage prepaid, to the Trust addressed to it at ABFS Mortgage Loan Warehouse Trust 2000-2, in care of First Union Trust Company, National Association, One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware, 19801, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Trust.

                    (c) the Note Purchaser by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to UBS Principal Finance, addressed to it at 299 Park Avenue, New York, New York 10171, Attention: American Business Warehouse Line (in each case in which notice or other communication to the Note Purchaser refers to an Event of Default or an Amortization Event, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and shall be marked to indicate "URGENT MATERIAL ENCLOSED"), or at any other address previously furnished in writing to the Indenture Trustee by the Note Purchaser; or

                    (d) the Depositor by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to ABFS Greenmont, Inc., 3411 Silverside Road, 103 Springer Building, Wilmington, Delaware 19810; Attention: Jeffrey Ruben, Executive Vice President, or at any other address previously furnished in writing to the Indenture Trustee by the Depositor; or

                    (e) the Originators or the Servicer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to such party, in care of American Business Financial Services, Inc., BalaPointe Office Centre, 111 Presidential Boulevard, Suite 127, Bala Cynwyd, Pennsylvania 19004, Attention:
General Counsel or at any other address previously furnished in writing to the Indenture Trustee by the Originators or the Servicer.

         Section 11.05. Notices and Reports to Noteholders; Waiver of Notices. Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report that is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

                    Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                    In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Section 11.06. Rules by Indenture Trustee. The Indenture Trustee may make reasonable rules for any meeting of Noteholders.

         Section 11.07. Conflict With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

         Section 11.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.09. Successors and Assigns. All covenants and agreements in this Indenture by the Trust shall bind its successors and assigns, whether so expressed or not.

         Section 11.10. Separability. In case any provision in this Indenture or in the Secured Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.11. Benefits of Indenture. Nothing in this Indenture or in the Secured Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 6.14 hereof and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 11.12. Legal Holidays. In any case where the date of any Payment Date, Redemption Date or any other date on which principal of or interest on any Secured Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Secured Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date or other date for the payment of principal of or interest on any Secured Note and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

         Section 11.13. Governing Law. IN VIEW OF THE FACT THAT NOTEHOLDERS ARE EXPECTED TO RESIDE IN MANY STATES AND OUTSIDE THE UNITED STATES AND THE DESIRE TO ESTABLISH WITH CERTAINTY THAT THIS INDENTURE WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF A STATE HAVING A WELL-DEVELOPED BODY OF COMMERCIAL AND FINANCIAL LAW RELEVANT TO TRANSACTIONS OF THE TYPE CONTEMPLATED HEREIN, THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

         Section 11.14. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.15. Recording of Indenture. This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by the Servicer, on behalf of the Trust, and at its expense in compliance with any Opinion of Counsel delivered pursuant to Sections 2.11(c) or
3.06 hereof.

         Section 11.16. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Secured Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         Section 11.17. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder and Beneficial Owner, by accepting a Secured Note, hereby covenant and agree that, prior to the date which is one year and one day after the payment in full of the Secured Notes, they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Secured Notes, this Indenture or any of the Basic Documents. In addition, the Indenture Trustee will on behalf of the Holders of the Secured Notes, (a) file a written objection to any motion or other proceeding seeking the substantive consolidation of any Originator with the Trust, (b) file an appropriate memorandum of points and authorities or other brief in support of such objection, or (c) endeavor to establish at the hearing on such objection that the substantive consolidation of such entity would be materially prejudicial to the Noteholders.

                    This Section 11.17 will survive for one year and one day following the termination of this Indenture.

         Section 11.18. Inspection. The Trust agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee and the Note Purchaser, during the Trust's normal business hours, to examine all of books of account, records, reports and other papers of the Trust, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Indenture Trustee or the Note Purchaser, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Trust hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Indenture Trustee of any right under this Section 11.18 shall be borne by the Trust.

         Section 11.19. Usury. The amount of interest payable or paid on any Secured Note under the terms of this Indenture shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), that could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Secured Note exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee, acting on behalf of the Holder of such Secured Note, and the Trust, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Trust or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Secured Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Holders of Secured Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Secured Notes.

         Section 11.20. Third Party Beneficiary.

                    The parties agree that the Note Purchaser is intended and shall have all rights of a third-party beneficiary of this Indenture, and may exercise its rights hereunder directly.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the Trust and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    ABFS MORTGAGE LOAN WAREHOUSE
                                        TRUST 2000-2
                                    By: FIRST UNION TRUST COMPANY,
                                        NATIONAL ASSOCIATION, not in its
                                        individual capacity, but solely as Owner
                                        Trustee

                                    By: _______________________________
                                        Name:
                                        Title:

                                    THE CHASE MANHATTAN BANK,
                                        as Indenture Trustee

                                    By: _______________________________
                                        Name:
                                        Title:


                          [Signature Page to Indenture]

                                                                       EXHIBIT A

                              FORM OF SECURED NOTE

            ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-2, SERIES 2000-2

                                  SECURED NOTE

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("THE INVESTMENT COMPANY ACT"). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM, AND IN ACCORDANCE WITH SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT. IN ADDITION, THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 2.12 OF THE INDENTURE UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH INDENTURE IS AVAILABLE FROM THE OWNER TRUSTEE OR INDENTURE TRUSTEE UPON REQUEST), INCLUDING RECEIPT BY THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE OF AN INVESTMENT LETTER IN WHICH THE TRANSFEREE MAKES CERTAIN REPRESENTATIONS.

         THE NOTE IS A NON-RECOURSE OBLIGATION OF THE TRUST, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE TRUST IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                   -------------------------------------------

--------------------------------------------------------------------------------
Secured Note
     A
--------------------------------------------------------------------------------
                                                             Percentage Interest
     $____________                                             100%
--------------------------------------------------------------------------------
Date of Indenture:                                           First Payment Date:
     As of July 30, 2000                                       ______, 2000
--------------------------------------------------------------------------------
                   ------------------------------------------

                    ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-2
                      MORTGAGE BACKED NOTES, SERIES 2000-2

         ABFS Mortgage Loan Warehouse Trust 2000-2, a statutory business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Trust"), for value received, hereby promises to pay to the registered owner, the principal sum of $_____________ (the "Advance Amount"), together with interest on the unpaid balance thereof from time to time outstanding at the applicable interest rate and on the dates set forth in the Indenture, dated as of July 6, 2000 (the "Indenture"), between the Trust and The Chase Manhattan Bank, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee").

         The entire unpaid Note Principal Balance of this Secured Note shall be due and payable on the earlier of (i) the Payment Date occurring in ______ (this Secured Note's "Final Stated Maturity Date"), (ii) the Redemption Date, if any, applicable to the Secured Notes pursuant to Article X of the Indenture or (iii) the date on which an Event of Default or Amortization Event shall have occurred and be continuing, if the Secured Notes have been declared to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Appendix I to the Indenture.

         Pursuant to the terms of the Indenture, payments will be made on the 25th day of each month or, if such day is not a Business Day, on the Business Day immediately following such 25th day and any date on which Mortgage Loans are sold by the Trust (each such date a "Payment Date"), commencing on the first Payment Date specified on the cover page hereof, to the Person in whose name this Secured Note is registered at the close of business on the applicable Record Date, in an amount equal to the product of (a) the Percentage Interest evidenced by this Secured Note and (b) the sum of the amounts to be paid on the Secured Notes with respect to such Payment Date, all as more specifically set forth in the Indenture.

         On each Payment Date, Noteholders will be entitled to receive interest payments in an aggregate amount equal to the Interest Payment Amount for such Payment Date, together with principal payments in an aggregate amount equal to the Principal Payment Amount for such Payment Date. The "Note Principal Balance" of a Secured Note as of any date of determination is equal to the Advance Amount (disregarding clause (ii) of the definition thereof) of such Secured Note minus
(ii) all payments of principal on such Secured Note pursuant to the terms of the Indenture.

         The principal of and interest on this Secured Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Trust with respect to this Secured Note shall be applied first to interest due and payable on this Secured Note as provided above and then to the unpaid principal of this Secured Note.

         This Secured Note is one of a duly authorized issue of Secured Notes of the Trust, designated as the "ABFS Mortgage Loan Warehouse Trust 2000-2, Secured Notes, Series 2000-2," issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Trust, the Indenture Trustee and the Holders of the Secured Notes. To the extent that any provision of this Secured Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Secured Notes are subject to all terms of the Indenture.

         This Secured Note is secured by the related Mortgage Loans, the other collateral related thereto pledged as security therefor as provided in the Indenture.

         As described above, the entire unpaid Note Principal Balance of this Secured Note shall be due and payable on the earlier of the Final Stated Maturity Date and any Redemption Date, pursuant to Article X of the Indenture. Notwithstanding the foregoing, the entire unpaid Note Principal Balance of the Secured Notes shall be due and payable on the date on which an Event of Default or an Amortization Event shall have occurred and be continuing if the Indenture Trustee, at the direction or upon the prior written consent of the Note Purchaser, or the Holders of the Secured Notes representing not less than 50% of the Note Principal Balance of the Outstanding Notes (with the prior written consent of the Note Purchaser), shall have declared the Secured Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Secured Notes shall be made pro rata to the Noteholders entitled thereto.

         The Trust shall not be liable upon the indebtedness evidenced by the Secured Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Secured Notes. The assets included in the Trust Estate will be sole source of payments on the Secured Notes, and each Holder hereof, by its acceptance of this Secured Note, agrees that (i) such Secured Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Trust, the Owner Trustee, the Indenture Trustee, the Depositor, the Seller, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Trust pledged to secure the Secured Notes pursuant to the Indenture.

         Payments of interest on this Secured Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Secured Note, shall be made by check mailed to the Person whose name appears as the Holder of this Secured Note (or one or more Predecessor Secured Notes) on the Note Register as of the close of business on each Record Date. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Secured Note be submitted for notation of payment. Notwithstanding the foregoing, upon written request at least five days prior to the related Record Date with appropriate instructions by the Holder of this Secured Note (holding an aggregate initial Note Principal Balance of at least $1,000,000), any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States of America designated by such Holder reasonably satisfactory to the Indenture Trustee. Notwithstanding the forgoing, so long as UBS Principal Finance LLC is the Holder of all of the Secured Notes, payments of interest and principal shall be made to Chase NYC, ABA#: 021000021, A/C #: [066614651], Account Name: UBS PFLLC, Attn: Frank Constantino (203-719-1817), Ref: American Business Financial Services. Any reduction in the principal amount of this Secured Note (or any one or more Predecessor Secured Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Secured Note and of any Secured Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Secured Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Trust, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Secured Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes.

         As provided in the Indenture, this Secured Note may be redeemed at the option of the Note Purchaser upon the conditions set forth in Section 10.01 of the Indenture.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Secured Note may be registered on the Note Register upon surrender of this Secured Note for registration of transfer at the office or agency designated by the Trust pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Secured Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Secured Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         In the case of a transfer of a Secured Note, the Note Registrar shall not register the transfer of this Secured Note unless the Note Registrar has received a representation letter from the transferee to the effect that either
(i) the transferee is not, and is not acquiring the Secured Note on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement that is subject to Title I of the Employee Retirement Income Security Act or 1974, as amended, or Section 4975 of the Code or (ii) the acquisition and holding of this Secured Note by the transferee qualifies for exemptive relief under a class exemption from the prohibited transaction provisions of Sections 4.06 and 4.07 of ERISA issued by the Department of Labor.

         Each Noteholder, by acceptance of a Secured Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Secured Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder agrees, by acceptance of this Secured Note, to treat this Secured Note as indebtedness for all federal, state and other tax purposes.

         The Trust has entered into the Indenture and this Secured Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Secured Notes will qualify as indebtedness of the Trust secured by the Trust Estate. Each Noteholder, by acceptance of a Secured Note, agrees to treat the Secured Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Trust.

         Prior to the due presentment for registration of transfer of this Secured Note, the Trust, the Indenture Trustee and any agent of the Trust or the Indenture Trustee may treat the Person in whose name this Secured Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Secured Note be overdue, and none of the Trust, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Holders of the Secured Notes under the Indenture at any time by the Trust with the consent of the Note Purchaser and the Holders of Secured Notes representing a majority of the Note Principal Balance of all Outstanding Notes. The Indenture also contains provisions permitting the (i) Note Purchaser or (ii) the Holders of Secured Notes representing specified percentages of the Note Principal Balance of Outstanding Notes, on behalf of the Holders of all the Secured Notes, to waive compliance by the Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Note Purchaser or by the Holder of this Secured Note (or any one or more Predecessor Secured Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Secured Note and of any Secured Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Secured Note. The Indenture also permits the amendment thereof, in certain limited circumstances, or the waiver of certain terms and conditions set forth in the Indenture, without the consent of Holders of the Secured Notes issued thereunder.

         The term "Trust" as used in this Secured Note includes any successor to the Trust under the Indenture.

         The Secured Notes will be delivered in fully registered, definitive form in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Secured Notes are exchangeable for a like aggregate initial Note Principal Balance of Secured Notes of different authorized denominations, as requested by the Holder surrendering the same.

         THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Secured Note or of the Indenture shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay the principal of and interest on this Secured Note at the times, place and rate, and in the coin or currency herein prescribed.

         Unless the certificate of authentication hereon has been executed by the Authenticating Agent whose name appears below by manual signature, this Secured Note shall not be entitled to any benefit under the Indenture referred to herein, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Trust has caused this Instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

                  Dated:

                                     ABFS MORTGAGE LOAN WAREHOUSE
                                      TRUST 2000-2

                                     By: FIRST UNION TRUST COMPANY, NATIONAL
                                         ASSOCIATION, not in its individual
                                         capacity but solely as Owner Trustee
                                         under the Trust Agreement
                                         By:
                                             -----------------------------------
                                             Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Secured Notes designated above and referred to in the within-mentioned Indenture.

                  Dated:


                                     THE CHASE MANHATTAN BANK,
                                     as Authenticating Agent

                                     By:
                                        ----------------------------------------
                                        Authorized Signatory

                                   ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee:

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                      ----------------------------------------------------------
                      (name and address of assignee)

         the within Secured Note and all rights thereunder, and hereby irrevocably constitutes and appoints

         ------------------------------------------, attorney, to transfer said
Secured Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                               */
       ----------------------------------------------
Signature Guaranteed:

                                                     */
-----------------------------------------------------

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Secured
Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B

                        FORM OF NOTE PURCHASER CONSENT TO
                                 MORTGAGE LOANS

                                __________, 2000



The Chase Manhattan Bank,
  as Indenture Trustee
450 W. 33rd Street, 14th Floor
New York, New York 10001

Attention:  Capital Markets Fiduciary Services

                  Re: ABFS Mortgage Loan Warehouse Trust 2000-2; Secured Notes, Series 2000-2
                           ----------------------------

Ladies and Gentlemen:

                  Reference is made to the Indenture, dated as of July 6, 2000 (the "Indenture"), by and between ABFS Mortgage Loan Warehouse Trust 2000-2, as issuer (the "Trust"), and you, as indenture trustee (the "Indenture Trustee"). Pursuant to Section 2.12 of the Indenture, the undersigned hereby approves and consents to the acquisition of the Mortgage Loans listed on Schedule I attached to the related Assignment aggregating $____________ in Aggregate Principal Balance by the Trust and the subsequent pledge of such Mortgage Loans by the Trust to the Indenture Trustee, for the benefit of the Noteholders and the Note Purchaser.

                                                     UBS PRINCIPAL FINANCE, LLC



                                                     By:
                                                         -----------------------
                                                         Name:
                                                         Title:

                                                                       EXHIBIT C

                           FORM OF RULE 144A TRANSFER CERTIFICATE

                  Re: ABFS Mortgage Loan Warehouse Trust 2000-2 Mortgage Backed Notes, Series 2000-2(the "Secured Notes")
                           ------------------------------------------------

Reference is hereby made to the Indenture dated as of July 6, 2000 (the "Indenture") between ABFS Mortgage Loan Warehouse Trust 2000-2, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. This letter relates to $__________ initial Note Principal Balance of Secured Notes which are held in the form of Definitive Notes registered in the name of _________________ (the "Transferor"). The Transferor has requested a transfer of such Definitive Notes for Definitive Notes registered in the name of [insert name of transferee]. In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture and the Secured Notes, (ii) the Investment Company Act of 1940, as amended and (iii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a Qualified Purchaser and a "qualified institutional buyer" within the meaning of Rule 144A, purchasing for its own account or for the account of a "qualified institutional buyer," and is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction. This certificate and the statements contained herein are made for your benefit and the benefit of the Indenture Trustee.

                              --------------------------------------------------
                              [Name of Transferor]

                              By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


Dated: ___________, ____

                                                                       EXHIBIT D

                         FORM OF PURCHASER'S LETTER FOR
                        INSTITUTIONAL ACCREDITED INVESTOR


                                 ---------------
                                      Date


Dear Sirs:

                  In connection with our proposed purchase of $______________ aggregate principal balance of ABFS Mortgage Loan Warehouse Trust 2000-2 Secured Notes, Series 2000-2 (the "Secured Notes"), we confirm that:

(1) We understand that the Secured Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Secured Notes within three years of the later of the date of original issuance of the Secured Notes or the last day on which such Secured Notes are owned by the Depositor or any affiliate of the Depositor we will do so only (A) to the Depositor, (B) to "qualified purchasers" (within the meaning of Section (3)(c)(7) of the Investment Company Act of 1940, as amended, which are also "qualified institutional buyers" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act ("QIBs"), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or
         (7) of Regulation D under the Securities Act that is not a QIB (an "Institutional Accredited Investor") which prior to such transfer, delivers to the Indenture Trustee under the Indenture dated as of July 6, 2000 between ABFS Mortgage Loan Warehouse Trust 2000-2, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Secured Notes from us a notice advising such purchaser that resales of the Secured Notes are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Secured Notes to an Institutional Accredited Investor, we will be required to furnish to the Indenture Trustee a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Secured Notes purchased by us will bear a legend to the foregoing effect.

(3) We are acquiring the Secured Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Secured Notes, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor, and we are acquiring the Secured Notes purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

         Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Indenture.

         You and the Indenture Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                     Very truly yours,

                                     -------------------------------------
                                     [Purchaser]


                                     By:
                                        ----------------------------------
                                        Name:
                                        Title

                                                                       EXHIBIT E

                       FORM OF TRANSFEREE CERTIFICATION--
                         INVESTMENT COMPANY ACT OF 1940



                                -----------------
                                     [date]


Dear Sirs:

         In connection with our proposed purchase of $______________ aggregate principal balance of ABFS Mortgage Loan Warehouse Trust 2000-2 Secured Notes, Series 2000-2 (the "Secured Notes"), the undersigned (the "Transferee") confirms that:

         1. The Transferee is a Qualified Purchaser as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         2. The Transferee is not a dealer that owns and invests on a discretionary basis less than US$25,000,000 in securities of issuers that are not affiliated persons of said dealer.

         3. The Transferee was not formed for the purpose of investing in the Secured Notes or other securities of the Issuer.

         4. If the Transferee is an investment company excepted from the Investment Company Act pursuant to Section 3(c)(1) or Section 3(c)(7) thereof (or a foreign investment company under Section 7(d) thereof relying on Section 3(c)(1) or Section 3(c)(7) thereof with respect to its U.S. holders) and was formed on or before April 30, 1996, it has received the consent of those of its beneficial owners who acquired their interests on or before April 30, 1996 with respect to its treatment as a qualified purchaser in the manner required by
Section 2(a)(51)(C) of the Investment Company Act and the rules thereunder.

         5. The Transferee is not a (a) partnership, (b) common trust fund, (c) special trust, pension fund or retirement plan or (d) other entity in which the partners, beneficiaries, beneficial owners or participants, as the case may be, may designate the particular investments to be made or the allocation thereof.

         6. The value of the Secured Notes and other securities of the Trust purchased shall constitute less than 40% of the value of the Transferee's total assets.

         7. The Transferee will hold at least the minimum denomination of the Secured Notes.

         8. The Transferee is purchasing the Secured Notes for its own account or for the accounts of one or more persons each of whom meets all of the requirements of items 1 through 8 herein.

         9. The Transferee agrees that it will not reoffer, resell, pledge, or otherwise transfer any Secured Note or interest therein except to a transferee who (a) duly completes a purchase application or transfer certificate in the form hereof, (b) submits the purchase application or transfer certificate to the Indenture Trustee, and (c) receives approval from the Depositor for the transfer. The Transferee also agrees that it will not reoffer, resell, pledge or otherwise transfer any Secured Note or interest therein through an intermediary or in any manner other than pursuant to direct contact with the transferee thereof.

         10. The Transferee understands that the Secured Notes have not been and will not be registered under the Securities Act, that the Trust has not been registered under the Investment Company Act and that the Secured Notes are being sold to it in a transaction that is exempt from the registration requirements of the Securities Act and in accordance with the requirements of Section 3(c)(7) of the Investment Company Act.

         11. In making this purchase the Transferee is not acting with the intention of evading, either alone or in conjunction with any other person, the requirements of the Investment Company Act.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Trust.

                                          [insert name of Transferee],
                                          on behalf of itself and each
                                          Beneficial Owner


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                      APPENDIX I

                                  DEFINED TERMS

                  "Accepted Servicing Practices": The Servicer's normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service, for their own account, mortgage loans of the same type as the Mortgage Loans in the jurisdiction in which the related Mortgaged Properties are located.

                  "Account": Either of the Collection Account and the General Operating Account.

                  "Accountant": A Person engaged in the practice of accounting who (except when the Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Trust or an Affiliate of the Trust.

                  "Accredited Investor": The meaning assigned to such term in
Section 2.12(b)(i) of the Indenture.

                  "Accrual Period": With respect to the Secured Notes and any Payment Date, the period from and including the prior Payment Date (or, in the case of the first Payment Date with respect to a Secured Note, from and including the related Transfer Date) to and including the day immediately preceding such Payment Date.

                  "Act": With respect to any Noteholder, as defined in Section
11.03 of the Indenture.

                  "Advance Amount": The amount to be advanced on a Transfer Date; provided, that such amount shall not cause a Collateral Deficiency Event to occur on such Transfer Date.

                  "Affiliate": With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent": Any Note Registrar, Collateral Agent, or Authenticating Agent.

                  "Aggregate Principal Balance": With respect to any Mortgage Loans and any date of determination, the aggregate of the Principal Balance of such Mortgage Loans as of such date of determination.

                  "Amortization Event": Shall mean the occurrence of any of the following:

                  (i)      a Servicer Event of Default;

                  (ii) the Sponsor shall fail to maintain a consolidated net worth of at least $________;

                  (iii) a breach of any of the representations, warranties or covenants set forth in Article III of the Sale and Servicing Agreement;

                  (iv) the occurrence of an Event of Default or a Default, if the Note Purchaser so elects, provided that if any Default is cured before it becomes an Event of Default, the Funding Period shall be reinstated, unless the last day of the Commitment Term has occurred or an event described in clause (v) has occurred and has not been Deemed Cured;

                  (v) the occurrence of a Performance Trigger Event, if the Note Purchaser so elects, provided that, if such Performance Trigger Event is Deemed Cured, the Funding Period shall be reinstated, unless the last day of the Commitment Term has expired or an event described in clause (iv) has occurred and an Event of Default or Default still exists; and

                  (vi) the Sponsor shall fail to, directly or indirectly, own 100% of the outstanding common stock of each of the Originators.

                  "Appraised Value": As to any Mortgaged Property, the appraised value of the Mortgaged Property based upon the appraisal made by or on behalf of the related Originator at the time referred to in the related Basic Documents or, in the case of a Mortgage Loan that is a purchase money mortgage loan, the sales price of the Mortgaged Property, if such sales price is less than such appraised value.

                  "Assignment": Each Assignment of Mortgage Loans and other related property, executed by the related Originators or the Depositor, as the case may be, in substantially the form attached to the Sale and Servicing Agreement as Exhibit J.

                  "Assignment of Mortgage": With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Indenture Trustee, for the benefit of the Noteholders.

                  "Authenticating Agent": The Person, if any, appointed as Authenticating Agent by the Owner Trustee, acting at the direction of the Majority Certificateholders, pursuant to Section 6.14 of the Indenture, until any successor Authenticating Agent for the Notes is named, and thereafter "Authenticating Agent" shall mean such successor. The initial Authenticating Agent shall be the Indenture Trustee. Any Authenticating Agent other than the Indenture Trustee shall sign an instrument under which it agrees to be bound by all of the terms of this Indenture applicable to the Authenticating Agent.

                  "Authorized Denominations": A minimum Percentage Interest corresponding to a minimum denomination of $5,000,000 or integral multiples of $1,000 in excess thereof; provided, however, that one Secured Note is issuable in a denomination equal to any such multiple plus an additional amount such that the aggregate denomination of all Notes shall be equal to the Original Note Principal Balance.

                  "Authorized Officer": With respect to (i) the Indenture Trustee, any Responsible Officer, (ii) the Owner Trustee or the Collateral Agent, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or any other officer of the Owner Trustee or the Collateral Agent customarily performing functions similar to those performed by the above officers and (iii) any other Person, the chairman, chief operating officer, president or any vice president of such Person.

                  "Available Funds": With respect to any Payment Date and the Collection Account, the amount to be on deposit in such Account on such Payment Date as a result of the Servicer's remittance of collections and proceeds on the Mortgage Loans and the Servicer's deposit of Periodic Advances, Monthly Advances and Compensating Interest. For purposes of calculating the Available Funds, any Repurchase Price or Substitution Adjustment that is paid shall be deemed deposited in the Collection Account in the Due Period preceding such Determination Date.

                  "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "Basic Documents": The Indenture, the Trust Agreement, the Sale and Servicing Agreement, the Purchase Agreement and the Administration Agreement.

                  "Best Efforts": Efforts determined to be in good faith and reasonably diligent by the Person performing such efforts, specifically the Trust or the Servicer or any other agent of the Trust, as the case may be, in its reasonable discretion. Such efforts do not require the Trust or the Servicer or any other agent of the Trust, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Trust or the Servicer or any other agent of the Trust, as the case may be, to advance or expand fees or sums of money in addition to those specifically set forth in this Indenture and the Sale and Servicing Agreement.

                  "Borrowing Base": The product of: (A) 97.00% and (B) the lesser of (i) the aggregate outstanding Principal Balance of the Pledged Mortgage Loans and (ii) the aggregate Market Value of the Pledged Mortgage Loans, in each case as of the date of determination and minus the amount of any Target Amount Shortfall.

                  "Business Day": Any day other than (i) a Saturday or Sunday or
(ii) a day that is either a legal holiday or a day on which banking institutions in the State of Texas, the State of New York, the State of Delaware, the State of Pennsylvania or the state in which the Indenture Trustee's office from which payments will be made to Certificateholders, are authorized or obligated by law, regulation or executive order to be closed.

                  "Business Purpose Property": Any mixed-use property, commercial property, or four or more unit multifamily property.

                  "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980.

                  "Certificateholder": Has the meaning ascribed thereto in
Section 1.01 of the Trust Agreement.

                  "Civil Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  "Closing Date": July 6, 2000.

                  "Code":  The Internal Revenue Code of 1986, as amended.

                  "Collateral": The Pledged Mortgage Loans, Accounts and other collateral described in the Granting Clause securing payment of the Notes.

                  "Collateral Agent": The Chase Manhattan Bank, a New York banking corporation, in its capacity as Collateral Agent under the Sale and Servicing Agreement, any successor-in-interest, or any successor Collateral Agent appointed as provided in Section 11.08 of the Sale and Servicing Agreement.

                  "Collateral Agent Fee": $600.00 per month [note to draft: the Collateral Agent Fee is not currently in the waterfall; are there to be both a Collateral Agent Fee and an Indenture Trustee Fee?]

                  "Collateral Deficiency Event": A situation which shall be deemed to be existing as of any day on which (a) the aggregate Note Principal Balance of the Secured Notes as of such day exceeds, (b) the Borrowing Base as of such day.

                  "Collection Account": The Eligible Account established and maintained pursuant to Section 8.03 of the Sale and Servicing Agreement.

                  "Combined Loan-to-Value Ratio" or "CLTV": As to any Mortgage Loan at any time, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the Principal Balance thereof at such time and (ii) if such Mortgage Loan is subject to a second mortgage, the unpaid principal balance of any related first mortgage loan or loans, if any, as of such time, and the denominator of which is the Appraised Value of any related Mortgaged Property or Properties as of the date of the appraisal used by or on behalf of the Originators to underwrite such Mortgage Loan.

                  "Commitment Term": shall mean that period of time commencing on the date hereof and continuing until the earlier of (i) June __, 2001, which is exactly 364 days from the date hereof, and (ii) the date upon which the Obligations are declared to be, or become, due and payable in full in accordance with Article X or Section 5.02 of the Indenture.

                  "Compensating Interest": As defined in Section 7.13 of the Sale and Servicing Agreement.

                  "Corporate Trust Office": With respect to (x) the Indenture Trustee, the principal office of the indenture Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at 450 West 33rd Street, 14th Floor, New York, New York, 10001, Attention: ABFS Mortgage Loan Warehouse Trust 2000-2; (y) the Owner Trustee, the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801, Attention: Corporate Trust Administration; and (z) the Collateral Agent, the principal office of the Collateral Agent at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at 450 West 33rd Street, New York, New York, 10001, Attention: Capital Markets Fiduciary Services, ABFS Mortgage Loan Warehouse Trust 2000-2.

                  "Custodial Loan File": For each Mortgage Loan, the mortgage loan documents set forth in Section 2.06(a) of the Sale and Servicing Agreement that are delivered to the Collateral Agent pursuant to Section 2.06(a) of the Sale and Servicing Agreement or which at any time come into the possession of the Collateral Agent.

                  "Custodial Delivery Failure": As defined in Section 11.10(b) of the Sale and Servicing Agreement.

                  "Custodial Register" As defined in Section 2.08(d) of the Sale and Servicing Agreement.

                  "Curtailment": With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage loan in full, nor is intended to cure a Delinquency nor is it intended as a future payment.

                  "Cut-Off-Date": With respect to each Mortgage Loan, the date designated as such in the related Assignment.

                  "Daily Report": As defined in Section 8.02 of the Sale and Servicing Agreement.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction of the Monthly Payment due on such Mortgage Loan in a proceeding under the Bankruptcy Code, except such a reduction that constitutes a Deficient Valuation or a permanent forgiveness of principal.

                  "Deemed Cured": With respect to any Performance Trigger Event, that the delinquency and/or loss ratios which resulted in such Performance Trigger Event have declined to below the specified levels for three consecutive Determination Dates.

                  "Default": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Defective Mortgage Loan": A Mortgage Loan which is subject to purchase or replacement (i) as having one or more exceptions in the Exceptions Report as contemplated by Section 2.07(b) of the Sale and Servicing Agreement or
(ii) for breaches of representations and warranties as contemplated by Section 4.02(b) of the Sale and Servicing Agreement.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding Principal Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "Definitive Notes": Notes other then Book-Entry Notes.

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

                  "Delivery" when used with respect to any Eligible Investments means:

                  (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations, in each case that constitute "instruments" within the meaning of Section 9-105(l)(i) of the UCC and are susceptible of physical delivery, transfer thereof by physical delivery to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee or its nominee or endorsed in blank by an effective endorsement, and, with respect to a certificated security (as defined in Section 8-102(4) of the UCC) (i) the acquisition of possession by the Indenture Trustee of the "security certificate" (as defined in 8-102(16) of the UCC), or (ii) another person, other than a "securities intermediary" (as defined in 8-102(14) of the UCC), either acquires possession of the security certificate on behalf of the Indenture Trustee or, having previously acquired possession of the certificate, acknowledges that it holds for the Indenture Trustee, or (iii) a securities intermediary acting on behalf of the Indenture Trustee acquires possession of the security certificate, only if the certificate is in "registered form" (as defined in 8-102(13) of the UCC) and has been specially indorsed to the Indenture Trustee by an effective "indorsement" (as defined in 8-102(l1) of the UCC) (all of the foregoing "Physical Property") and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian, and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of or a security interest in any such Eligible Investment to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (b) with respect to any security that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC, book-entry registration of such Eligible Investment to an appropriate Participant's Securities Account (as defined in such applicable federal regulations) maintained with a Federal Reserve Bank by a financial institution which is a "Participant" pursuant to applicable federal regulations and issuance by such Participant of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee; and the making by such financial institution of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee and as having been credited to a securities account in the name of the Indenture Trustee and indicating that such financial institution holds such Eligible Investment solely as agent for the Indenture Trustee; and such additional or alternative procedures as may be or hereafter become requisite or appropriate to effect complete transfer of ownership of or a security interest in any such Eligible Investment to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof; and

                  (c) with respect to any Eligible Investment that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, (i) registration by the issuer of the Indenture Trustee as the registered owner, upon original issue or registration or transfer, or (ii) another person, other than a securities intermediary, either becomes the registered owner of the uncertificated security on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee; and such additional or alternative procedures as may be or hereafter become requisite or appropriate to effect complete transfer of ownership of or a security interest in any such Eligible Investment to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof.

                  "Depositor":  ABFS Greenmont, Inc.

                  "Determination Date": With respect to any Payment Date, the 10th day of the month in which such Payment Date occurs, or if such 10th day is not a Business Day, the Business Day preceding such 10th day.

                  "Disbursement Order": The disbursement order in the form attached as Exhibit E to the Sale and Servicing Agreement.

                  "Disposition": A Securitization, Whole Loan Sale transaction, or other disposition of Mortgage Loans.

                  "Disposition Agent": UBS Principal Finance LLC and its successors and assigns acting at the direction of the Majority Noteholders.

                  "Disposition Participant": As applicable, with respect to a Disposition, any "depositor" with respect to such Disposition, the Disposition Agent, the Majority Noteholders, the Trust, the Servicer, the related trustee and the related custodian, any nationally recognized credit rating agency, the related underwriters, the related placement agent, the related credit enhancer, the related whole-loan purchaser, the related purchaser of securities and/or any other party necessary or, in the good faith belief of any of the foregoing, desirable to effect a Disposition.

                  "Disposition Proceeds": With respect to a Disposition, (x) the proceeds of the Disposition remitted to the Trust in respect of the Mortgage Loans transferred on the date of and with respect to such Disposition, including without limitation, any cash and Excess Interest Securities created in any related Securitization less all costs, fees and expenses incurred in connection with such Disposition, including, without limitation, all amounts deposited into any reserve accounts upon the closing thereof, minus (y) all other amounts agreed upon in writing by the Note Purchaser, the Trust and the Servicer.

                  "Due Date": With respect to each Mortgage Loan and any Payment Date, the day of the calendar month preceding the calendar month in which such Payment Date occurs on which the Monthly Payment for such Mortgage Loan was due.

                  "Due Period": With respect to each Payment Date, the calendar month preceding the related Payment Date.

                  "Eligible Account": Either (A) an account or accounts maintained with an institution (which may include the Indenture Trustee; provided, that the Indenture Trustee otherwise meets these requirements) whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated "AA" or better by S&P and "Aa2" or better by Moody's and in the highest short term rating category by S&P and Moody's, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution (including the Indenture Trustee) duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws or (iv) a principal subsidiary of a bank holding company or (B) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (which may include the Indenture Trustee; provided, that the Indenture Trustee otherwise meets these requirements), having capital and surplus of not less the $50,000,000, acting in its fiduciary capacity.

                  "Eligible Mortgage Loans": All Mortgage Loans: (i) as to which no representation and warranty made pursuant to Section 4.01 of the Sale and Servicing Agreement has been breached and (ii) that are not more than 59 days past due.

                  "Eligible Servicer": Either (x) American Business Credit, Inc., for so long as it is considered an approved servicer by at least two nationally recognized rating agencies (S&P, Moody's and/or FitchIBCA) or (y) any other Person to which the Majority Noteholders may consent in writing.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Exception": With respect to any Custodial Loan File, any of the following: (i) any variance from the requirements of Section 2.06(a) with respect to such Custodial Loan File; provided that an Exception shall be reported to the extent that the aggregate principal balances (as reflected on the Mortgage Loan Schedule) of all Mortgage Loans listed on the Mortgage Loan Schedule for which no original Mortgage Note has been delivered exceeds 0.5% of the aggregate original principal balance (as reflected on the Mortgage Loan Schedule) for all Mortgage Loans; provided that a Lost Note Affidavit (with a copy of the original Mortgage Note attached) has been delivered to the Collateral Agent with respect to each such Mortgage Loan; and (ii) a Mortgage Loan for which a Responsible Officer of the Collateral Agent receives written notice or has actual knowledge of a lien or security interest in respect of the related Mortgage Loan in favor of a Person other than the Indenture Trustee.

                  "Exceptions Report": A list generated by the Collateral Agent in accordance with Section 2.07(a) of the Sale and Servicing Agreement, of Mortgage Loans with respect to which the Collateral Agent holds the Custodial Loan File for the benefit of the Indenture Trustee as of the close of business on the prior Business Day, which list includes codes indicating all Exceptions with respect to each Custodial Loan File listed thereon. Each Exceptions Report shall set forth all Exceptions with respect to the Mortgage Loans covered by the then-current Trust Receipt, and shall be attached to such Trust Receipt.

                  "Excess Interest Securities": With respect to a
Securitization, any subordinated securities backed by excess spread expected to be, or which could be, issued, in connection therewith.

                  "Exchange Act": The Securities Exchange Act of 1934, as amended.

                  "Event of Default": As defined in Section 5.01 of the Indenture.

                  "Fannie Mae": The Federal National Mortgage Association, and any successor thereto.

                  "FDIC": The Federal Deposit Insurance Corporation, and any successor thereto.

                  "Final Stated Maturity Date": The June 2030 Payment Date.

                  "Fitch": The meaning assigned to such term in Section 5.01(n) of the Indenture.

                  "Freddie Mac": The Federal Home Loan Mortgage Corporation, and any successor thereto.

                  "Funding Period": Shall mean the period commencing on the Closing Date and ending on the earliest to occur of (i) the last day of the Commitment Term, (ii) an Amortization Event or (iii) the early termination thereof by the Note Purchaser pursuant to Section 2.15 of the Sale and Servicing Agreement.

                  "GAAP": Generally accepted accounting principles, consistently applied.

                  "General Operating Account": The account, designated as such, established and maintained pursuant to Section 8.03 of the Sale and Servicing Agreement.

                  "Grant": To assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Mortgage Loan and the related Mortgage Files, a Permitted Investment, the Sale and Servicing Agreement, or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, Insurance Proceeds, Loan Purchase prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Highest Lawful Rate": As defined in Section 11.19 of the Indenture.

                  "Indenture": The Indenture, dated as of July 6, 2000, between the Trust and the Indenture Trustee, relating to the issuance of the Notes.

                  "Indenture Trustee": The Chase Manhattan Bank, a New York banking corporation, in its capacity as Indenture Trustee under the Indenture, its successor-in-interest, or any successor Indenture Trustee appointed as provided for in Section 6.09 of the Indenture.

                  "Indenture Trustee Fee": As to any Payment Date, the fee payable to the Indenture Trustee in respect of its services as Indenture Trustee pursuant to Section 6.16 of the Indenture that accrues at a monthly rate equal to one-twelfth of 0.00875% on the Principal Balance of each Mortgage Loan, as of the immediately preceding Due Date, [subject to an aggregate monthly minimum of $600.00].

                  "Independent": When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Trust and any other obligor upon the Notes, (ii) does not have any direct financial interest or any material indirect financial interest in the Trust or in any such other obligor or in an Affiliate of the Trust or such other obligor, and (ii) is not connected with the Trust or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by a Trust Order and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

                  "Insurance Proceeds": Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with Accepted Servicing Practices. "Insurance Proceeds" do not include "Insured Payments."

                  "Interest Amount Available": The aggregate amount on deposit in the Collection Account as of the close of business on a Determination Date
(A) that are designated by the Servicer as "interest collections" on deposit in the Collection Account on such Payment Date which relate to the prior Due Period, (B) that constitute the interest portion of Disposition Proceeds, (C) that are prepayment fees deposited into the Collection Account, (D) that constitute investment earnings on amounts in deposit in the Collection Account and (E) deposited by the Servicer as Servicing Advances, Periodic Advances or Compensating Interest. The Interest Amount Available with respect to an individual Secured Note is the portion of the amount described above which related to the Related Mortgage Loans.

                  "Interest Payment Amount": As to each Secured Note with respect to a Payment Date, the amount distributed to the related Noteholder respecting interest, as contemplated by Section 8.06(c) of the Sale and Servicing Agreement and calculated in accordance with Section 8.03 of the Indenture.

                  "Investment Company Act": The Investment Company Act of 1940, as amended.

                  "Lenders": The meaning assigned to such term in Section 5.01(j) of the Indenture.

                  "LIBOR": For each day, the rate of interest per annum for dollar deposits with a duration of one month that is displayed (i) on the Telerate Page 3750 at about 11:00 a.m. (London time) on the second LIBOR Business Day prior to such day, or (ii) if that page ceases to display the necessary information, then on whatever page replaces it on that service for the purpose of displaying that information (the "Telerate Rate"). If the Telerate Rate cannot be determined, then the one-month LIBOR rate" for any day means the arithmetic mean of the rates of interest offered by two prime banks in the London interbank market (selected by the Indenture Trustee) of dollar deposits with a duration of one month at about 11:00 a.m. (London time) the second LIBOR Business Day prior to such day. Each determination of the one-month LIBOR rate by the Indenture Trustee pursuant to the provisions of this Agreement shall be conclusive and binding absent manifest error.

                  [ADD LIBOR RATES FOR INITIAL INTEREST PERIOD AND PRIOR TO A REDEMPTION BY INITIAL PURCHASER.]

                  "LIBOR Business Day": A Business Day on which trading in U.S. dollars is conducted between banks in the London interbank market.

                  "Licensee": The meaning assigned to such term in Section 3.17(a)(ii) of the Indenture.

                  "Liquidated Loan Loss": With respect to any Payment Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Mortgage Loan prior to the Due Date preceding such Payment Date, equal to the excess of (i) the unpaid Principal Balance of each such Liquidated Mortgage Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the next succeeding Due Date following the date such Loan became a Liquidated Mortgage Loan, over (ii) Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan.

                  "Liquidated Mortgage Loan": A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

                  "Liquidation Expenses": Expenses incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed amount expended by the Servicer pursuant to Sections 7.04 and 7.06 of the Sale and Servicing Agreement respecting the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

                  "Liquidation Proceeds": The amount (other than Insurance Proceeds) received by the Servicer in connection with (i) the taking of all or a part of Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through an Indenture Trustee's sale, foreclosure sale, REO Disposition or otherwise or
(iii) the liquidation of any other security for such Mortgage Loan, including, without limitation, pledged equipment, inventory and working capital and assignments of rights and interests made by the related Mortgagor; provided that in no event shall net Liquidation Proceeds be less than zero.

                  "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan as of its date of origination, the ratio on such date borne by the outstanding Principal Balance of the Mortgage Loan to the Appraised Value of the related Mortgaged Property.

                  "Lost Note Affidavit": The lost note affidavit substantially in the form attached to the Sale and Servicing Agreement as Exhibit

                  "Majority Certificateholders": The Holder or Holders of Trust Certificates evidencing Percentage Interests in excess of 51% in the aggregate.

                  "Majority Noteholders": The Holder or Holders of Notes evidencing Percentages Interests in excess of 51% in the aggregate.

                  "Margin":  A rate per annum equal to 1.375%.

                  "Margin Option": As defined in Section 2.19 of the Sale and Servicing Agreement.

                  "Market Value": The meaning assigned to such term in Section 8.10(a) of the Sale and Servicing Agreement; provided, however, that to the extent that on any day a Pledged Mortgage Loan is not an Eligible Mortgage Loan, the fair market value of such Mortgage Loan will be deemed zero.

                  "Material Adverse Effect": The meaning assigned to such term in Section 3.17(b)(viii) of the Indenture.

                  "Maximum Note Balance":  $200,000,000.

                  "Minimum Margin Contribution": As defined in Section 2.19 of the Sale and Servicing Agreement.

                  "Minimum Usage Fee": The meaning assigned to such term in
Section 2.04 of the Sale and Servicing Agreement.

                  "Monthly Payment": As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the payment of principal and interest due thereon as specified for such Due Date in the related amortization schedule at the time applicable thereto (after adjustment, if any, for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations, or similar proceeding or any moratorium or similar waiver or grace period).

                  "Monthly Report": The monthly report prepared by the Servicer and delivered to the parties specified in Section 7.16(a) of the Sale and Servicing Agreement and containing the following information:

                  (a) the total of any Substitution Adjustments and any Repurchase Price amounts included in such payment;

                  (b) any Restoration Amount then outstanding;

                  (c) the aggregate Principal Balance of all Mortgage Loans that have ceased to be Eligible Mortgage Loans since the initial Cut-Off Date (such Principal Balance measured as of the day immediately preceding the date on which each such Mortgage Loan ceased to be an Eligible Mortgage Loan), provided that each such Mortgage Loan was Delinquent more than 30 days at the time such Mortgage Loan ceased to be an Eligible Mortgage Loan, but excluding any Mortgage Loans that have been released from the lien of the Indenture due to the Disposition of such Mortgage Loans;

                  (d) the number and Principal Balance of Mortgage Loans which are 30-59 days Delinquent and which are 60-89 days Delinquent;

                  (e) LIBOR for each day during the related Collection Period together with a calculation of the daily amount of interest due based on such rate; and

                  (f) the total amount of principal and interest scheduled to be received on the Mortgage Loans during the related Collection Period

                  "Moody's": Moody's Investors Service, Inc., a corporation organized and existing under Delaware law, or any successor thereto and if such corporation no longer for any reason performs the services of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated in any Securitization Agreement.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on the Mortgaged Property.

                  "Mortgage File": As described in Exhibit A to the Sale and Servicing Agreement.

                  "Mortgage Insurance Policies": With respect to any Mortgaged Property or Mortgage Loan, the insurance policies required pursuant to Section
4.01 of the Sale and Servicing Agreement.

                  "Mortgage Interest Rate": As to any Mortgage Loan, the per annum fixed rate at which interest accrues on the unpaid Principal Balance thereof.

                  "Mortgage Loan Documents": Each Mortgage, each Mortgage Note and each other agreement, instrument or other document executed by one or more Mortgagors or other obligors (including the surety agreement in the case of a business purpose loan) that constitutes a portion of the related security with respect to any Mortgage Loan.

                  "Mortgage Loan Schedule": The schedule of Mortgage Loans as of the related Cut-Off Date attached as Schedule I to the related Assignment, which will be deemed to be modified automatically to reflect any replacement, sale, substitution, liquidation, transfer or addition of any Mortgage Loan, including the addition of a Mortgage Loan, pursuant to the terms hereof. The Mortgage Loan Schedule shall be transmitted either electronically or in hard copy, and shall set forth the following information with respect to each Mortgage Loan so pledged:

                  (i)        the Originator's Mortgage Loan identifying number;

                  (ii)       the Mortgagor's name and social security number;

                  (iii) the street address of the Mortgaged Property, including the state and zip code;

                  (iv) a code indicating whether the Mortgaged Property was represented by the Mortgagor as being owner-occupied on the date of origination;

                  (v) the type of Residential Dwelling constituting the Mortgaged Property;

                  (vi) the months to maturity at origination, based on the original amortization schedule;

                  (vii)      the loan-to-value ratio at origination;

                  (viii)     the rate of interest in effect on the Transfer
                             Date;

                  (ix) the day of the month on which the first monthly payment was due, and, if different, the day of the month on which monthly payments are due as of the Transfer Date;

                  (x)        the stated maturity date;

                  (xi) the amount of the monthly payment due at origination;

                  (xii) the amount of the monthly payment due on the first due date after the Transfer Date;

                  (xiii)     the interest paid-through date;

                  (xiv) the last monthly payment date on which any portion of the monthly payment was applied to the reduction of principal;

                  (xv)       the original principal amount;

                  (xvi) the Principal Balance as of the close of business on the Transfer Date;

                  (xvii) if the Mortgage Loan is an adjustable-rate loan, the initial adjustment date thereunder, including the look-back period;

                  (xviii) if the Mortgage Loan is an adjustable-rate loan, the gross margin over the applicable interest rate index;

                  (xix) a code indicating the purpose of the Mortgage Loan, as indicated by the Mortgagor (i.e., purchase financing, rate/term refinancing or cash-out refinancing);

                  (xx) if the Mortgage Loan is an adjustable-rate loan, the maximum interest rate;

                  (xxi) if the Mortgage Loan is an adjustable-rate loan, the minimum interest rate;

                  (xxii)     the interest rate at origination;

                  (xxiii) if the Mortgage Loan is an adjustable-rate loan, the periodic rate cap and the maximum adjustment in the interest rate that may be made on the first adjustment date immediately following the Transfer Date;

                  (xxiv) a code indicating the documentation program (i.e., full documentation, limited documentation or stated income);

                  (xxv) if the Mortgage Loan is an adjustable-rate loan, the applicable interest rate index to which the gross margin is added, including the source of such index;

                  (xxvi) if the Mortgage Loan is an adjustable-rate loan, the first adjustment date thereunder to occur after the Advance Date;

                  (xxvii)    the risk grade;

                  (xxviii)   any risk upgrade;

                  (xxix) the appraised value of the Mortgaged Property at origination;

                  (xxx) if different from the appraised value, the dollar value of the review appraisal of the Mortgaged Property at origination;

                  (xxxi) the sale price of the Mortgaged Property, if applicable;

                  (xxxii) the product type code (e.g., 3/27, 2/28, balloon, etc.);

                  (xxxiii) a code indicating whether the Mortgage Loan is a first-lien loan or a second-lien loan;

                  (xxxiv) if the Mortgage Loan is a second-lien loan, the outstanding principal balance of the first lien on the date of origination of such Mortgage Loan;

                  (xxxv) if the Mortgage Loan is a second-lien loan, the combined loan-to-value ratio of such Mortgage Loan and the first lien to which it is subject, as of the origination date of such Mortgage Loan;

                  (xxxvi)    the prepayment penalty code;

                  (xxxvii)   the prepayment penalty term;

                  (xxxviii)  the late charge;

                  (xxxix)    the rounding code (next highest or nearest 0.125%);
                             and

                  (xl)       the Mortgagor's FICO score, if any;

                  (xli) if there is mortgage insurance with respect to the Mortgage Loan, a code so indicating;

                  (xlii)     the date the Mortgage Loan was originated;

                  (xliii) if the Mortgage Loan is negatively amortizing, a code so indicating;

                  (xliv) if the Mortgage Loan is a Section 32 Loan, a code so indicating;

                  (xlv)      the Mortgagor's debt to income ratio;

                  (xlvi)     the number of units included in the Mortgaged
                             Property;

                  (xlvii) the remaining term of the Mortgage Loan, stated in months;

                  (xlviii)   the age of the Mortgage Loan, in months;

                  (xlix)     the first monthly payment date under the Mortgage
                             Loan;

                  (l) if the Mortgage Loan is an adjustable-rate loan, the frequency at which the interest rate is adjusted;

                  (li) if the Mortgage Loan is an adjustable-rate loan, the frequency at which the monthly payment amount is adjusted;

                  (lii) if the Mortgage Loan is an adjustable-rate loan, the next reset date to occur after the Advance Date;

                  (liii) if the Mortgage Loan is an adjustable-rate loan, the maximum change that may be made in the interest rate on any adjustment date; and

                  (liv) if the Mortgage Loan is a business purpose loan, a code so indicating.

                  "Mortgage Loans": The mortgage loans, including the rights to receive collections of principal and interest, to service such mortgage loans and to receive prepayment penalties thereunder, and including the related Mortgage Loan Documents, together with any Qualified Substitute Mortgage Loans substituted therefor in accordance with the Basic Documents, as from time to time are held as a part of the Trust. When used in respect of any Payment Date, the term Mortgage Loans shall mean all Mortgage Loans (including those in respect of which the Indenture Trustee has acquired the related Mortgaged Property) which have not been repaid in full prior to the related Due Period, did not become Liquidated Mortgage Loans prior to such related Due Period or were not purchased or replaced by the Originators, the Depositor or the Sponsor prior to such related Due Period.

                  "Mortgage Note": The original executed note or other evidence of any indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgaged Property": The underlying property or properties securing a Mortgage Loan, consisting of a fee simple interest in one or more parcels of land.

                  "Mortgagor":  The obligor on a Mortgage Note.

                  "Net Liquidation Proceeds": As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Periodic Advances and Servicing Advances made by the Servicer. For all purposes of the Basic Documents, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid Principal Balance thereof.

                  "Net REO Proceeds": As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

                  "Net Worth": with respect to any Person, the aggregate "assets" of such Person less (i) the aggregate "liabilities" of such Person and
(ii) all intangible assets (including capitalized servicing rights and 50% of all interest only strips) of such Person, with the term "asset" having the meaning ascribed to such term by GAAP, and the term "liability" being those obligations or liabilities of such Person which, in accordance with GAAP, would be included in the liability side of such Person's balance sheet and which will include, but not be limited to, any subordinate indebtedness with a maturity prior to August 1, 2000. [For as long as no Event of Default is occurring? ] Any subordinate indebtedness with a maturity of August 1, 2000, or later shall not be included in the liability side of such Person's balance sheet for the purposes of this calculation.

                  "Nonrecoverable Advances": With respect to any Mortgage Loan,
(a) any Periodic Advance previously made and not reimbursed from late collections pursuant to Section 7.02 of the Sale and Servicing Agreement, or (b) a Periodic Advance proposed to be made in respect of a Mortgage Loan or REO Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Indenture Trustee no later than the Business Day following such determination, would not ultimately be recoverable pursuant to Section 7.02 of the Sale and Servicing Agreement.

                  "Noteholder" or "Holder": Initially, the Note Purchaser. Upon a transfer of Secured Notes by the Note Purchaser, each Person in whose name a
Note is registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to the Indenture, any Secured Note registered in the name of the Servicer or any Subservicer, or any Affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Notes necessary to effect any such consent, waiver, request or demand has been obtained.

                  "Note Principal Balance": As to any particular Secured Note and date of determination, an amount equal to the sum of (i) the Advance Amount (disregarding clause (ii) of the definition thereof) of such Note, minus (ii) all payments of principal on such Note pursuant to the terms of the Indenture.

                  "Note Purchaser":  UBS Principal Finance LLC.

                  "Note Rate": With respect to each Business Day, the per annum rate equal to the LIBOR rate for such day plus the Margin; provided, that on any day on or after the occurrence and during the continuance of an Event of Default, the rate shall be LIBOR plus 5.00% (or any lesser rate that the Note Purchaser may require).

                  "Note Register": As defined in Section 2.06 of the Indenture.

                  "Note Registrar": As defined in Section 2.06 of the Indenture.

                  "Notice of Borrowing": A notice with respect to each advance, in the form set forth as Exhibit L to the Sale and Servicing Agreement, delivered by the Trust to the Note Purchaser, the Indenture Trustee and the Collateral Agent.

                  "Obligations": Shall mean all amounts due and owing by the Trust to the Note Purchaser in connection with any Basic Document, including:
(i) the unpaid principal and, interest (including interest accruing thereon after the Maturity Date and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceedings, relating to the Trust, whether or not a claim for post-filing or post-petition interest is allowed in the proceeding) on any Secured Note, when and as due, whether at maturity, by acceleration or otherwise; and (ii) all other obligations and liabilities of every nature of the Trust from time to time owing to the Note Purchaser, in each case whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including any monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in the proceeding).

                  "Officer's Certificate": A certificate signed by the chairman of the board, the president or a vice president and the treasurer, the secretary or one of the assistant treasurers or assistant secretaries, the Servicer, or the Depositor, or, with respect to the Trust, a certificate signed by a Responsible Officer of the Owner Trustee, at the direction of the related Majority Certificateholders as required by any Basic Document.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be counsel for the Servicer, the Depositor, the Indenture Trustee, the Owner Trustee, a Noteholder or a Noteholder's prospective transferee (including except as otherwise provided herein, in-house counsel) reasonably acceptable to each addressee of such opinion and experienced in matters relating to the subject of such opinion.

                  "Optional Redemption Date": With respect to any Secured Note and at any time, the day on which the Commitment Term is scheduled to end or, if such date is not a Business Day, then the immediately preceding Business Day.

                  "Originators": American Business Credit, Inc., HomeAmerican Credit, Inc., d/b/a Upland Mortgage and New Jersey Mortgage and Investment Corp.

                  "Other Debt Agreement": The meaning assigned to such term in
Section 3.17(a)(iv) of the Indenture.

                  "Outstanding": As of the date of determination, all Secured Notes theretofore authenticated and delivered under the Indenture except:

         (a) Definitive Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

         (b) Secured Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Holders of such Secured Notes; provided, however, that if such Secured Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made;

         (c) Secured Notes in exchange for or in lieu of which other Secured Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Secured Notes are held by a bona fide purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

         (d) Secured Notes alleged to have been destroyed, lost or stolen that have been paid as provided for in Section 2.07 of the Indenture;

provided, however, that in determining whether the Holders of the requisite percentage of the Note Principal Balance of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder. Secured Notes owned by the Trust, any other obligor upon the Secured Notes or any Affiliate of the Trust, the Servicer or the Depositor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Secured Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Secured Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes the pledgee's right to act with respect to such Notes and that the pledgee is not the Trust, any other obligor upon the Secured Notes or any Affiliate of the Trust, the Servicer or the Depositor or such other obligor.

                  "Owner-Occupied Mortgage Property": A Residential Dwelling as to which (a) the related Mortgagor represented an intent to occupy as such Mortgagors primary residence at the origination of the Mortgage Loan, and (b) the Originators have no actual knowledge that such Residential Dwelling is not so occupied.

                  "Owner Trustee": First Union Trust Company, National Association, a national banking association, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor owner trustee thereunder.

                  "Owner Trustee Fee": As defined in Section 8.01 of the Trust Agreement.

                  "Pass-Through Transfer": The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly issued and/or privately placed, rated or unrated, mortgage pass-through or other mortgage-backed securities transaction, retaining the Servicer as "servicer" (with or without a master servicer) thereunder.

                  "Paying Agent": The Indenture Trustee or any other depository institution or trust company that is authorized by the Trust pursuant to Section
3.03 of the Indenture to pay the principal of, or interest on, any Notes on behalf of the Trust, which agent, if not the Indenture Trustee, shall have signed an instrument agreeing to be bound by the terms of the Indenture applicable to such Paying Agent.

                  "Payment Date": The 25th day of any month (or if such 25th day is not a Business Day, the first Business Day immediately following) commencing on _____, 2000, or the day on which a Mortgage Loan is sold by the Trust.

                  "Percentage Interest": With respect to a Secured Note, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the current Note Principal Balance of such Secured Note and the denominator of which is the current aggregate Note Principal Balance of all outstanding Secured Notes. With respect to a Trust Certificate, the portion evidenced thereby as stated on the face of such Trust Certificate.

                  "Performance Trigger Event": As of any Determination Date, the existence of one or more of the following conditions as of such Determination
Date:

                           (i) the aggregate Principal Balance of all Mortgage
                  Loans that are 30 to 59 days Delinquent as of such Determination Date divided by the aggregate Principal Balance as of such Determination Date is greater than 2%; provided, however, that a Performance Trigger Event shall not occur if such percentage is reduced to less than 2% within three Business Days of such Determination Date as a result of the exercise of a Servicer Call; and

                           (ii) the aggregate Principal Balance of all Mortgage
                  Loans that are 60 days or more Delinquent as of such Determination Date divided by the aggregate Principal Balance as of such Determination Date is greater than 3%; provided, however, that a Performance Trigger Event shall not occur if such percentage is reduced to less than 3% within three Business Days of such Determination Date as a result of the exercise of a Servicer Call; and

a Performance Trigger Event shall continue to exist until it is Deemed Cured.

                  "Periodic Advance": The aggregate of the advances required to be made by the Servicer on any Determination Date pursuant to Section 7.18 of the Sale and Servicing Agreement, the amount of any such advances being equal to the sum of:

                  (a) with respect to each Mortgage Loan that was Delinquent as of the close of business on the last day of the Due Period preceding the related Determination Date, the product of (i) the Principal Balance of such Mortgage Loan and (ii) one-twelfth of the Mortgage Interest Rate for such Mortgage Loan net of the Servicing Fee, and

                  (b) with respect to each REO Property which was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of (i) interest on the Principal Balance of such REO Mortgage Loan at the Mortgage Interest Rate for such REO Mortgage Loan net of the Servicing Fee, for the most recently ended Due Period over (ii) the net proceeds from the REO Property transferred to the Collection Account for such Payment Date;

provided, however, that in each such case such advance has not been determined by the Servicer to be a Nonrecoverable Advance.

                  "Permitted Investments": As used herein, Permitted Investments shall include the following:

                  (a) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (b) repurchase agreements on obligations specified in clause
         (a) maturing not more than three months from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated in one of the two highest rating categories by the Rating Agencies;

                  (c) certificates of deposit, time deposits and bankers acceptances (which, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company, incorporated under the laws of the United States of any state; provided, that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated in one of the two highest rating categories by the Rating Agencies;

                  (d) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated in the highest short-term rating category by the Rating Agencies;

                  (e) the VISTA U.S. Government Money Market Fund, the VISTA Prime Money Market Fund and the VISTA Treasury Plus Fund, so long as any such fund is rated in the highest rating category by Moody's or S&P;

provided, that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan": A pension or benefit plan or individual retirement arrangement that is subject to ERISA or Section 4975 of the Code.

                  "Pledged Mortgage Loans": The Mortgage Loans pledged to the Indenture Trustee pursuant to the Indenture.

                  "Portfolio Composition Criteria": As of any date of determination with respect to any subcategory of Mortgage Loans, the maximum percentage (as measured by the Principal Balance as of such date) of the aggregate Principal Balance of all Mortgage Loans of the category set forth opposite such subcategory in the table set forth below that, as of such determination, have been pledged to the Indenture Trustee on behalf of the Note Purchaser under the Indenture and not released pursuant to the provisions thereof, that may be represented by such product category, as set forth below:


---------------------------------------------------------------------------------------------------------------------
Product                                                        Maximum Percentage, Category
------------------------------------------------------------   ------------------------------------------------------
Mortgage Loans with an LTV in excess of 80%                    25% of the aggregate Principal Balance of all
                                                               Mortgage Loans
------------------------------------------------------------   ------------------------------------------------------
Mortgage Loans with a credit grade of C or below               15% of the aggregate Principal Balance of all
                                                               Mortgage Loans
------------------------------------------------------------   ------------------------------------------------------
Mortgage Loans secured by Mortgaged Property other than        10% of the aggregate Principal Balance of all
Mortgaged Property that is represented by the Mortgagor to     Mortgage Loans
be the Mortgagor's principal residence
------------------------------------------------------------   ------------------------------------------------------
Mortgage Loans which are underwritten  under the Business      15% of aggregate Principal Balance of all Mortgage
Purpose Loan Program                                           Loans
------------------------------------------------------------   ------------------------------------------------------
Mortgage Loans which are principally  secured by Business      2% of aggregate Principal Balance of all Mortgage
Purpose Properties                                             Loans
------------------------------------------------------------   ------------------------------------------------------
Mortgage Loans secured by a second lien                        22% of the aggregate Principal Balance of all
                                                               Mortgage Loans
------------------------------------------------------------   ------------------------------------------------------
"Stated income" Mortgage Loans                                 35% of the aggregate Principal Balance of all
                                                               Mortgage Loans
------------------------------------------------------------   ------------------------------------------------------
Mortgage Loans with respect to which no original of the        0.5% of the aggregate Principal Balance of all
promissory note is delivered, but which are covered by a       Mortgage Loans (measured at origination)
Lost Note Affidavit with a copy of the Original Note
attached as provided in the Sale and Servicing Agreement
------------------------------------------------------------   ------------------------------------------------------
 Section 32 Loans                                              2% of the aggregate Principal Balance of all
                                                               Mortgage Loans
---------------------------------------------------------------------------------------------------------------------

                  "Predecessor Notes": With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.07 of the Indenture in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

                  "Preference Amount": Any amounts paid in respect of the Notes which are recovered from any Holder of a Note as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code or other similar law in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Holder.

                  "Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date, other than an early future payment.

                  "Prepayment Interest Shortfall": With respect to any Payment Date, for each Mortgage Loan that was the subject during the related Due Period of a Prepayment, an amount equal to the excess, if any, of (a) 30 days' interest on the Principal Balance of such Mortgage Loan at a per annum rate equal to (i) the Mortgage Interest Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act, any Deficient Valuation and/or any Debt Service Reduction) minus (ii) the Servicing Fee Rate over (b) the amount of interest actually remitted by the Mortgagor in connection with such Prepayment less the Servicing Fee for such Mortgage Loan in such month.

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


                  "Principal Amount Available": The aggregate amount on deposit in the Collection Account as of the close of business on a Determination Date that has been designated by the Servicer as "principal collections" with respect to the prior Due Period as of the related Determination Date, or that constitute the principal portion of Disposition Proceeds. The Principal Amount Available with respect to an individual Secured Note is the portion of the amount described above which relates to the Related Mortgage Loans.

                  "Principal Balance": As to any Mortgage Loan and any date of determination, the outstanding principal balance of such Mortgage Loan as of such date of determination after giving effect to prepayments received prior to the end of the related Due Period and Deficient Valuations incurred prior to such date of determination. The Principal Balance of a Mortgage Loan that is not an Eligible Mortgage Loan or that becomes a Liquidated Mortgage Loan on or prior to such date of determination shall be zero.

                  "Principal Payment Amount": As to each Secured Note with respect to a Payment Date, the amount actually distributed to the related Noteholder respecting principal, as contemplated by Section 8.06(d) of the Sale and Servicing Agreement.

                  "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

                  "Prospective Owner": The meaning assigned to such term in
section 2.12(a) of the Indenture.

                  "Purchase Agreement": The Purchase Agreement, dated June __, 2000, between the Note Purchaser and the Depositor.

                  "Purchase Price": With respect to any Mortgage Loan, the Advance Amount with respect thereto.

                  "Put/Call Mortgage Loan": Any (i) Mortgage Loan that has become 60 or more days Delinquent, (ii) Defaulted Mortgage Loan, (iii) Mortgage Loan that has been in default for a period of 30 days or more (other than a Mortgage Loan referred to in the preceding clause (i)), (iv) Mortgage Loan that does not meet criteria established by independent rating agencies or surety agency conditions for Dispositions which criteria have been established at the related Transfer Date and may be modified only to match changed criteria of independent rating agencies or surety agents, or (v) Mortgage Loan that is inconsistent with the intended tax status of a Securitization.

                  "Qualified Appraiser": An appraiser, duly appointed by the Originators, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

                  "Qualified Institutional Buyer": As defined in Rule 144 under the Securities Act.

                  "Qualified Purchaser": A "qualified purchaser" as defined in
Section 2(a)(51) of the Investment Company Act.

                  "Qualified Substitute Mortgage Loan": A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 2.07(b) or 4.02(b) of the Sale and Servicing Agreement, which (a) has or have an interest rate at least equal to those applicable to the Deleted Mortgage Loan,
(b) relates or relate to a detached one-family residence or to the same type of Residential Dwelling or Business Purpose Property, or any combination thereof, as the Deleted Mortgage Loan and in each case has or have the same or a better lien priority as the Deleted Mortgage Loan and has or have the same occupancy status as the Deleted Mortgage Loan or is or are Owner-Occupied Mortgaged Property(ies), (c) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan, (d) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios at the time of such substitution no higher than the Loan-to-Value; of the Deleted Mortgage Loan, (e) has or have a Combined Loan-to-Value Ratio or Combined Loan-to-Value Ratios at the time of such substitution no higher than the Combined Loan-to-Value Ratio of the Deleted Mortgage Loan, (f) has or have a Principal Balance or Principal Balances (after application of all payments received on or prior to the date of substitution) not substantially less and not more than the Principal Balance of the Deleted Mortgage Loan as of such date, and (g) complies or comply as of the date of substitution with each representation and warranty set forth in Sections 3.01 of the Sale and Servicing Agreement.

                  "Record Date": The Business Day immediately preceding the related Payment Date.

                  "Redemption Date": The Payment Date, if any, on which the Indenture is terminated and all of the Notes are redeemed pursuant to Article X of the Indenture, which date may occur on or after _____, 2000, but on or before the Final Stated Maturity Date.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "Related Mortgage Loans": With respect to a particular Secured Note, the Mortgage Loans listed on the Trust Receipt issued concurrently with such Secured Note.

                  "Remittance Report": The report required to be made by the Paying Agent pursuant to Section 3.03(a) and (g) of the Indenture.

                  "REO Disposition": The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by deed in lieu of foreclosure.

                  "REO Mortgage Loan": Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust.

                  "REO Proceeds": Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

                  "REO Property": A Mortgaged Property acquired by the Servicer in the name of the Indenture Trustee on behalf of the Noteholders through foreclosure or deed-in-lieu of foreclosure.

                  "Repurchase Price": With respect to any Mortgage Loan, the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Principal Balance computed, as of the next succeeding Due Date for such repurchased Mortgage Loan, at the Mortgage Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Collection Account on the next succeeding Determination Date, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the Collection Account for future payment to the extent such amounts have not yet been applied to principal or interest on such Mortgage Loan.

                  "Request for Release": A request for release in substantially the form attached as Exhibit C of the Sale and Servicing Agreement.

                  "Residential Dwelling": A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development or a townhouse.

                  "Responsible Officer": When used with respect to the Indenture Trustee, the Collateral Agent or the Owner Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Second Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Servicer, any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee, the Collateral Agent and the Note Purchaser by the Servicer, as such list may from time to time be amended.

                  "Restoration Amount": As of any date of determination, the amount, if any, by which (a) the outstanding principal amount of the Secured Notes (including accrued interest thereon) as of such day exceeds, (b) the Advance Amount as of such day.

                  "Review Procedures": The procedures regarding the Collateral Agent's review of the Custodial Loan Files attached to the Sale and Servicing Agreement as Exhibit K.

                  "Sale": The meaning specified in Section 5.17 of the Indenture.

                  "Sales Price": For any Transfer Date, the sum of the Market Values with respect to each Mortgage Loan conveyed on such Transfer Date as of such Transfer Date.

                  "Sale and Servicing Agreement": The Sale and Servicing Agreement, dated as of July 6, 2000, among the Trust, the Servicer, the Originators, the Subservicers, the Sponsor, the Depositor, the Collateral Agent and the Indenture Trustee, providing for, among other things, the sale of the Mortgage Loans from the Depositor to the Trust and the servicing of the Mortgage Loans.

                  "Section 32 Loans": Mortgage Loans which are subject to regulation under the Home Ownership and Equity Protection Act

                  "Secured Note": Any Note designated as a "Secured Note" on the face thereof, in the form of Exhibit A to the Indenture.

                  "Securities Act":  The Securities Act of 1933, as amended.

                  "Securitization": The retirement of the Notes issued by the Trust through the offering of new securities secured or otherwise backed by the Mortgage Loans through a owner trust, REMIC, FASIT, collateralized mortgage obligation or other securitization vehicle.

                  "Securitization Agreement": The agreement or agreements entered into by the Servicer and certain third parties on the Securitization Date(s) with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Pass-Through Transfer as set forth in Section 13.01 of the Sale and Servicing Agreement, including, but not limited to, a pooling and servicing agreement, trust agreement or indenture and/or a subservicing/master servicing agreement and related custodial/trust agreement and related documents with respect to a Pass-Through Transfer. Such agreement or agreements shall prescribe the rights and obligations of the Servicer in servicing the related Mortgage Loans and shall provide for servicing compensation to the Servicer (calculated on a weighted average basis for all the related Mortgage Loans as of the Securitization Date) at least equal to the Servicing Fee due the Servicer in accordance with this Agreement. The form of relevant Securitization Agreement to be entered into by the master servicer or trustee and the Servicer with respect to Pass-Through Transfers shall be reasonably satisfactory in form and substance to the Note Purchaser and the Servicer (giving due regard to any rating or master servicing requirements) and the representations and warranties and servicing provisions contained therein shall be substantially similar to those contained in this Agreement, unless otherwise mutually agreed by the parties.

                  "Securityholder": Any Noteholder or Certificateholder.

                  "Servicer": American Business Credit, Inc., a Pennsylvania corporation, or any successor appointed as herein provided.

                  "Servicer Event of Default": As defined in Section 9.01 of the Sale and Servicing Agreement.

                  "Servicer Extension Notice": As defined in Section 9.01(c) of the Sale and Servicing Agreement.

                  "Servicer Remittance Amount": With respect to any Determination Date, an amount equal to the sum of (i) all collections of principal and interest on the Mortgage Loans (including Prepayments, Net REO Proceeds and Net Liquidation Proceeds, if any) collected by the Servicer during the related Due Period, (ii) all Periodic Advances made by the Servicer with respect to interest payments due to be received on the Mortgage Loans on the related Due Date and (iii) any other amounts required to be placed in the Collection Account by the Servicer pursuant to the Sale and Servicing Agreement.

                  "Servicer's Loan File": With respect to each Mortgage Loan, the file held by the Servicer, consisting of all documents (or electronic images thereof) relating to such Mortgage Loan, including, without limitation, copies of all of the Mortgage Loan Documents included in the related Custodial Loan File.

                  "Servicing Advances": All reasonable and customary "out-of-pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (d) compliance with the obligations under Section 7.06 of the Sale and Servicing Agreement, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Section 8.06(e)(i) of the Sale and Servicing Agreement.

                  "Servicing Compensation": The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 7.08 of the Sale and Servicing Agreement.

                  "Servicing Fee": As to each Mortgage Loan, the annual fee payable to the Servicer, which is calculated as an amount equal to the product of (a) Servicing Fee Rate, and (b) the Principal Balance thereof. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed on the basis of the same Principal Balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

                  "Servicing Fee Rate":  0.50% per annum

                  "Shortfall": The meaning assigned to such term in Section 2.19 of the Sale and Servicing Agreement.

                  "Stock": All shares, options, warrants, interests, participation or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or nonvoting, including common stock, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing.

                  "Subservicers": HomeAmerican Credit, Inc., d/b/a Upland Mortgage, a Pennsylvania corporation, or its successor in interest and New Jersey Mortgage and Investment Corp., a New Jersey corporation, or its successor in interest.

                  "Substitution Adjustment": As to any date on which a substitution occurs pursuant to Sections 2.19 or 4.02 of the Sale and Servicing Agreement, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution, are less than the aggregate of the Principal Balances of the related Deleted Mortgage Loans together with 30-days' interest thereon at the Mortgage Interest Rate.

                  "Target Amount Shortfall": shall mean, on any date during the period commencing on the date that is three months prior to the last day of the Usage Measurement Period and ending on the last day thereof, the difference between (i) the Minimum Usage Fee that would be payable with respect to such Usage Measurement Period were the applicable Usage Amount to be zero, and (ii) the product of (a) the Usage Amount, determined for the period commencing on the first day of such Usage Measurement Period and ending on the date as of which the Target Amount Shortfall is being determined, times (b) the Margin, times (c) a fraction, the numerator of which is the number of days in the period commencing on the first day of such Usage Measurement Period and ending on the date as of which the Target Amount Shortfall is being determined and the denominator of which is 360.

                  "Targeted Usage Amount": The meaning assigned to such term in
Section 2.04 of the Sale and Servicing Agreement.

                  "Telerate Page 3750": The display designated as Telerate Page 3750 on the Telerate Service (or such other page as may replace the Telerate page on that service for the purpose of displaying London interbank offered rates of major banks).

                  "Termination Price": The sum of (i) 100% of the Aggregate Principal Balance of each outstanding Mortgage Loan and (ii) the greater of (A) the aggregate amount of accrued and unpaid interest on the Mortgage Loans through the related Due Period and (B) thirty (30) days' interest thereon, computed at a rate equal to the related Mortgage Interest Rate, in each case net of the Servicing Fee.

                  "Transfer Date": With respect to each Mortgage Loan, the day such Mortgage Loan is sold and conveyed to the Depositor by the Originator and to the Trust by the Depositor, which results in the issuance of a Secured Note in an original principal amount equal to the related Advance Amount, subject to any limitations in frequency and minimum amounts as may be imposed by the Indenture. With respect to any Qualified Substitute Loan, the Transfer Date shall be the day such Mortgage Loan is conveyed to the Trust pursuant to Section
2.05 or 2.06.

                  "Trust": ABFS Mortgage Loan Warehouse Trust 2000-2, a Delaware statutory business trust.

                  "Trust Agreement": The Amended and Restated Trust Agreement, dated as of July 6, 2000, between the Depositor and the Owner Trustee, relating to the governance of the Trust.

                  "Trust Certificate": The certificate evidencing the entire beneficial ownership interest in the Trust.

                  "Trust Certificateholder" or "Holder": A Person in whose name a Trust Certificate is registered.

                  "Trust Estate": All money, instruments and other property subject or intended to be subject to the lien of the Indenture, for the benefit of the Noteholders, as of any particular time, including, without limitation, all property and interest, including all proceeds thereof, Granted to the Indenture Trustee, for the benefit of the Noteholders, pursuant to the Granting Clauses of the Indenture.

                  "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939, as it may be amended from time to time.

                  "Trust Order" and "Trust Request": A written order or request of the Trust signed on behalf of the Trust by an Authorized Officer of the Owner Trustee, at the direction of the related Majority Certificateholders and delivered to the Indenture Trustee or the Authenticating Agent, as applicable.

                  "Trust Receipt": A document substantially in the form of Exhibit A to the Sale and Servicing Agreement.

                  "Underwriting Guidelines": Has the meaning set forth in
Section 8.09 of the Sale and Servicing Agreement.

                  "Uniform Commercial Code": The Uniform Commercial Code as in affect in the State of New York.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States can exercise primary jurisdiction over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust.

                  "Usage Measurement Amount": The meaning assigned to such term in Section 2.04 of the Sale and Servicing Agreement.

                  "Usage Measurement Period": The meaning assigned to such term in Section 2.04 of the Sale and Servicing Agreement.

                  "Whole Loan Sale": A Disposition of Mortgage Loans pursuant to a whole-loan sale.